ENDOWMENTS

                                     Part B
                      Statement of Additional Information

                                October 1, 2004

                        (as supplemented on April 1, 2005)

Endowments (the "Trust") is an open-end management investment company, commonly known as a mutual fund. The Trust offers two diversified investment portfolios, Growth and Income Portfolio and Bond Portfolio (individually, a "fund" and collectively, the "funds").


This document is not a prospectus but should be read in conjunction with the current prospectus of Endowments dated October 1, 2004. The prospectus may be obtained from your registered investment adviser or by writing to the Trust at the following address:

                                   Endowments
                              Attention: Secretary
                                   One Market
                           Steuart Tower, Suite 1800
                                 P.O. Box 7650
                            San Francisco, CA 94120
                                  415/421-9360



                               TABLE OF CONTENTS



Item                                                                  Page no.
----                                                                  --------
Certain investment limitations and guidelines . . . . . . . . . . .        2
Description of certain securities and investment techniques . . . .        3
Fundamental policies and investment restrictions. . . . . . . . . .        9
Management of the funds . . . . . . . . . . . . . . . . . . . . . .       11
Execution of portfolio transactions . . . . . . . . . . . . . . . .       21
Price of shares . . . . . . . . . . . . . . . . . . . . . . . . . .       22
Taxes and distributions . . . . . . . . . . . . . . . . . . . . . .       24
Purchase of shares. . . . . . . . . . . . . . . . . . . . . . . . .       27
Selling shares. . . . . . . . . . . . . . . . . . . . . . . . . . .       28
General information . . . . . . . . . . . . . . . . . . . . . . . .       31
Financial statements




                              Endowments -- Page 1

               CERTAIN INVESTMENT LIMITATIONS AND GUIDELINES

The following limitations and guidelines are considered AT THE TIME OF PURCHASE, under normal circumstances, and are based on a percentage of each fund's net assets unless otherwise noted. This summary is not intended to reflect all of the funds' investment limitations.


GROWTH AND INCOME PORTFOLIO

     EQUITY SECURITIES

     . The fund will normally invest primarily in common stocks or securities convertible into common stocks.

     NON-U.S. SECURITIES

     . The fund may invest up to 10% of its assets in common stocks and other securities of issuers domiciled outside the United States. In determining the domicile of an issuer, the fund's investment adviser, Capital Research and Management Company, will consider the domicile determination of a leading provider of global indexes, such as MSCI, and may also take into account such factors as where the company is legally organized, maintains principal corporate offices and/or conducts its principal operations.

BOND PORTFOLIO

     DEBT SECURITIES

     . Normally, at least 80% of the fund's assets will be invested in bonds (for purposes of this limit, bonds include any debt instrument and cash equivalents).

     . The fund will invest in debt securities rated Baa or above by Moody's Investors Service (Moody's) or BBB or above by Standard & Poor's (S&P) or unrated but determined to be of equivalent quality by the investment adviser.

     . The fund has no current intention of investing in securities rated Ba or below by Moody's and BB or below by S&P or unrated but determined to be of equivalent quality by the investment adviser. The fund is not required to dispose of a security in the event that its rating is reduced below Baa or BBB (or if it is unrated, when its quality becomes equivalent to such a security).

     . The debt securities in which the fund invests may have stock conversion or purchase rights; however, such securities will generally not exceed 20% of the fund's assets.

     EQUITY SECURITIES

     . The fund will not acquire common stocks except through the exercise of stock conversion or stock purchase rights and will retain such common stocks only when it is consistent with the fund's objective of current income.

     NON-U.S. SECURITIES

     . The fund may invest up to 20% of its assets in obligations of corporations or government entities domiciled outside the United States and Canada. All

                              Endowments -- Page 2

          Canadian and other non-U.S. securities purchased by the fund will be liquid, and meet the quality standards set forth above. Up to 10% of the fund's assets may be invested in securities denominated in currencies other than the U.S. dollar. In determining the domicile of an issuer, the investment adviser will consider the domicile determination of a leading provider of global indexes, such as MSCI, and may also take into account such factors as where the company is legally organized, maintains principal corporate offices and/or conducts its principal operations.

                        *     *     *     *     *     *

The funds may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions.


          DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

The descriptions below are intended to supplement the material in the prospectus under "Investment objectives, strategies and risks."


GROWTH AND INCOME PORTFOLIO
---------------------------

EQUITY SECURITIES -- Equity securities represent an ownership position in a company. Equity securities held by the funds typically consist of common stocks. The prices of equity securities fluctuate based on, among other things, events specific to their issuers and market, economic and other conditions.


REAL ESTATE INVESTMENT TRUSTS -- The fund may invest in securities issued by real estate investment trusts (REITs), which are pooled investment vehicles that primarily invest in real estate or real estate-related loans. REITs are not taxed on income distributed to shareholders provided they meet requirements imposed by the Internal Revenue Code. The risks associated with REIT debt investments are similar to the risks of investing in corporate-issued debt. In addition, the return on REITs is dependent on such factors as the skill of management and the real estate environment in general. Debt that is issued by REITs is typically rated by the credit rating agencies as investment grade or above.


BOND PORTFOLIO
--------------

PASS-THROUGH SECURITIES -- The fund may invest in various debt obligations backed by a pool of mortgages or other assets including, but not limited to, loans on single family residences, home equity loans, mortgages on commercial buildings, credit card receivables and leases on airplanes or other equipment. Principal and interest payments made on the underlying asset pools backing these obligations are typically passed through to investors. Pass-through securities may have either fixed or adjustable coupons. These securities include those discussed below.


"Mortgage-backed securities" are issued by U.S. government agencies, including the Government National Mortgage Association (Ginnie Mae), Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac), and by private entities. The payment of interest and principal on securities issued by U.S. government agencies is guaranteed by the full faith and credit of the U.S. government (in the case of Ginnie Mae securities) or the issuer (in the case of Fannie Mae and Freddie Mac securities). However,

                              Endowments -- Page 3
the guarantees do not apply to the market prices and yields of these securities, which vary with changes in interest rates.


Mortgage-backed securities issued by private entities are structured similarly to mortgage-backed securities issued by Ginnie Mae, Fannie Mae and Freddie Mac. These securities and the underlying mortgages are not guaranteed by government agencies. In addition, these securities generally are structured with one or more types of credit enhancement. Mortgage-backed securities generally permit borrowers to prepay their underlying mortgages. Prepayments can alter the effective maturity of these instruments.


"Collateralized mortgage obligations" (CMOs) are also backed by a pool of mortgages or mortgage loans, which are divided into two or more separate bond issues. CMOs issued by U.S. government agencies are backed by agency mortgages, while privately issued CMOs may be backed by either government agency mortgages or private mortgages. Payments of principal and interest are passed through to each bond at varying schedules resulting in bonds with different coupons, effective maturities and sensitivities to interest rates. Some CMOs may be structured in a way that when interest rates change, the impact of changing prepayment rates on these securities' effective maturities is magnified.


"Commercial mortgage-backed securities" are backed by mortgages of commercial property, such as hotels, office buildings, retail stores, hospitals and other commercial buildings. These securities may have a lower prepayment uncertainty than other mortgage-related securities because commercial mortgage loans generally prohibit or impose penalties on prepayments of principal. In addition, commercial mortgage-related securities often are structured with some form of credit enhancement to protect against potential losses on the underlying mortgage loans. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans, including the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments and the ability of a property to attract and retain tenants.


"Asset-backed securities" are backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans, or participations in pools of leases. Credit support for these securities may be based on the underlying assets and/or provided through credit enhancements by a third party. The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of the credit enhancement, changes in interest rates and at times the financial condition of the issuer. Some asset-backed securities also may receive prepayments that can change the securities' effective maturities.


FORWARD COMMITMENTS -- The fund may enter into commitments to purchase or sell securities at a future date. When the fund agrees to purchase such securities, it assumes the risk of any decline in value of the security beginning on the date of the agreement. When the fund agrees to sell such securities, it does not participate in further gains or losses with respect to the securities beginning on the date of the agreement. If the other party to such a transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could experience a loss.


As the fund aggregate commitments under these transactions increase, the opportunity for leverage similarly increases. The fund will not use these transactions for the purpose of leveraging and will segregate liquid assets which will be marked to market daily in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will

                              Endowments -- Page 4
not be entered into for leveraging purposes, to the extent the fund's aggregate commitments under these transactions exceed its segregated assets, the fund temporarily could be in a leveraged position (because it may have an amount greater than its net assets subject to market risk). Should market values of the fund's portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets would likely occur than were it not in such a position. The fund will not borrow money to settle these transactions and therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations thereunder.


The fund may also enter into reverse repurchase agreements and "roll" transactions. A reverse repurchase agreement involves the sale of a security by a fund and its agreement to repurchase the security at a specified time and price. A "roll" transaction involves the sale of mortgage-backed or other securities together with a commitment to purchase similar, but not identical, securities at a later date. The fund assumes the risk of price and yield fluctuations during the time of the commitment. The fund will segregate liquid assets that will be marked to market daily in an amount sufficient to meet its payment obligations under "roll" transactions and reverse repurchase agreements with broker-dealers (no collateral is required for reverse repurchase agreements with banks).


WARRANTS AND RIGHTS -- The fund may purchase warrants, which may be issued together with bonds or preferred stocks. Warrants generally entitle the holder to buy a proportionate amount of common stock at a specified price, usually higher than the current market price. Warrants may be issued with an expiration date or in perpetuity. Rights are similar to warrants except that they normally entitle the holder to purchase common stock at a lower price than the current market price.


INFLATION-INDEXED BONDS -- The fund may invest in inflation-indexed bonds issued by governments, their agencies or instrumentalities and corporations. The principal value of this type of bond is periodically adjusted according to changes in the rate of inflation. The interest rate is generally fixed at issuance; however, interest payments are based on an inflation- adjusted principal value. For example, in a period of deflation, principal value will be adjusted downward, reducing the interest payable.


Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate.


MATURITY -- There are no restrictions on the maturity composition of the portfolio, although it is anticipated that the fund normally will be invested substantially in securities with maturities in excess of three years. Under normal market conditions, longer term securities yield more than shorter term securities, but are subject to greater price fluctuations.


GROWTH AND INCOME PORTFOLIO AND BOND PORTFOLIO
----------------------------------------------

DEBT SECURITIES -- Debt securities are used by issuers to borrow money. Generally, issuers pay investors interest and repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values and increase in value until maturity. The prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, prices of debt securities decline when interest rates rise and increase when interest rates fall.

                              Endowments -- Page 5

Lower rated debt securities, rated Ba or below by Moody's and/or BB or below by S&P or unrated but determined to be of equivalent quality, are described by the rating agencies as speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness than higher rated debt securities, or they may already be in default. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to dispose of, or to determine the value of, lower rated debt securities.


Certain additional risk factors relating to debt securities are discussed below:


     SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES -- Debt securities may be sensitive to adverse economic changes, political and corporate developments, and interest rate changes. In addition, during an economic downturn or substantial period of rising interest rates, issuers that are highly leveraged may experience increased financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. Periods of economic change and uncertainty also can be expected to result in increased volatility of market prices and yields of certain debt securities.

     PAYMENT EXPECTATIONS -- Debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the funds would have to replace the security with a lower yielding security, resulting in a decreased return to investors. If the issuer of a debt security defaults on its obligations to pay interest or principal or is the subject of bankruptcy proceedings, the funds may incur losses or expenses in seeking recovery of amounts owed to them.

     LIQUIDITY AND VALUATION -- There may be little trading in the secondary market for particular debt securities, which may affect adversely the funds' ability to value accurately or dispose of such debt securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of debt securities.

The investment adviser attempts to reduce the risks described above through diversification of the portfolio and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments, but there can be no assurance that it will be successful in doing so.


Growth and Income Portfolio has no current intention of investing in debt securities other than U.S. Treasury securities.


SECURITIES WITH EQUITY AND DEBT CHARACTERISTICS -- The funds may invest in securities that have a combination of equity and debt characteristics. These securities may at times behave more like equity than debt and vice versa. Some types of convertible bonds or preferred stocks automatically convert into common stocks. The prices and yields of nonconvertible preferred stocks generally move with changes in interest rates and the issuer's credit quality, similar to the factors affecting debt securities.


Convertible bonds, convertible preferred stocks and other securities may sometimes be converted, or may automatically convert, into common stocks or other securities at a stated conversion ratio. These securities, prior to conversion, may pay a fixed rate of interest or a

                              Endowments -- Page 6
dividend. Because convertible securities have both debt and equity characteristics, their value varies in response to many factors, including the value of the underlying assets, general market and economic conditions, and convertible market valuations, as well as changes in interest rates, credit spreads and the credit quality of the issuer.


U.S. TREASURY SECURITIES -- U.S. Treasury securities include direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, will be paid in full.


U.S. AGENCY SECURITIES -- U.S. agency securities include those securities issued by certain U.S. government instrumentalities and certain federal agencies. These securities are neither direct obligations of, nor guaranteed by, the Treasury. However, they generally involve some form of federal sponsorship: some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; and others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to: Federal Home Loan Bank, Federal Home Loan Mortgage Corporation (Freddie Mac), Federal National Mortgage Association (Fannie Mae), Tennessee Valley Authority and Federal Farm Credit Bank System.


INVESTING IN VARIOUS COUNTRIES -- Investing outside the United States may involve additional risks caused by, among other things, currency controls and fluctuating currency values; different accounting, auditing, financial reporting and legal standards and practices in some countries; changing local, regional and global economic, political and social conditions; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends.


The risks described above may be heightened in connection with investments in developing countries. Although there is no universally accepted definition, a developing country is generally considered to be a country in the initial stages of its industrialization cycle with a low per capita gross national product. For example, political and/or economic structures in these countries may be in their infancy and developing rapidly. Historically, the markets of developing countries have been more volatile than the markets of developed countries. The funds may invest in securities of issuers in developing countries only to a limited extent.


Additional costs could be incurred in connection with the funds' investment activities outside the United States. Brokerage commissions may be higher outside the United States, and the funds will bear certain expenses in connection with their currency transactions. Furthermore, increased custodian costs may be associated with maintaining assets in certain jurisdictions.


CURRENCY TRANSACTIONS -- The funds may purchase and sell currencies to facilitate securities transactions and enter into forward currency contracts to protect against changes in currency exchange rates (although Growth and Income Portfolio has no current intention to do so). A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts entered into by the funds will involve the purchase or sale of one currency against the U.S. dollar. While entering into forward currency transactions could minimize the risk of loss due to a decline in the value of the hedged

                              Endowments -- Page 7
currency, it could also limit any potential gain that may result from an increase in the value of the currency. Each fund will not generally attempt to protect against all potential changes in exchange rates. The funds will segregate liquid assets that will be marked to market daily to meet its forward contract commitments to the extent required by the Securities and Exchange Commission.


Certain provisions of the Internal Revenue Code may affect the extent to which the funds may enter into forward contracts. Such transactions also may affect the character and timing of income, gain or loss recognized by the funds for U.S. federal income tax purposes.


CASH AND CASH EQUIVALENTS -- These include (a) commercial paper (for example, short-term notes up to 12 months in maturity issued by corporations, governmental bodies or bank/ corporation sponsored conduits (asset-backed commercial paper)) (b) short-term bank obligations (for example, certificates of deposit, bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)) or bank notes,(c) savings association and savings bank obligations (for example, bank notes and certificates of deposit issued by savings banks or savings associations), (d) securities of the U.S. government, its agencies or instrumentalities that mature, or may be redeemed, in one year or less, and (e) corporate bonds and notes that mature, or that may be redeemed, in one year or less.


RESTRICTED SECURITIES AND LIQUIDITY -- The funds may purchase securities subject to restrictions on resale. Securities not actively traded will be considered illiquid unless they have been specifically determined to be liquid under procedures adopted by the funds' Board of Trustees, taking into account factors such as the frequency and volume of trading, the commitment of dealers to make markets and the availability of qualified investors, all of which can change from time to time. The funds may incur certain additional costs in disposing of illiquid securities.


REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements (although Growth and Income Portfolio has no current intention to do so) under which the funds buy a security and obtain a simultaneous commitment from the seller to repurchase the security at a specified time and price. Repurchase agreements permit the funds to maintain liquidity and earn income over periods of time as short as overnight. The seller must maintain with the funds' custodian collateral equal to at least 100% of the repurchase price, including accrued interest, as monitored daily by the investment adviser. The funds will only enter into repurchase agreements involving securities in which they could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the investment adviser. If the seller under the repurchase agreement defaults, the funds may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization of the collateral by the funds may be delayed or limited.

                        *     *     *     *     *     *

PORTFOLIO TURNOVER -- Portfolio changes will be made without regard to the length of time particular investments may have been held. Short-term trading profits are not the funds' objective, and changes in their investments are generally accomplished gradually, though short-term transactions may occasionally be made. High portfolio turnover (100% or more) involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions, and may result in the realization of net capital gains, which are taxable when distributed to shareholders.

                              Endowments -- Page 8

Fixed-income securities are generally traded on a net basis and usually neither brokerage commissions nor transfer taxes are involved. Transaction costs are usually reflected in the spread between the bid and asked price.


A fund's portfolio turnover rate would equal 100% if each security in the fund's portfolio were replaced once per year. The funds' portfolio turnover rates for the fiscal years ended July 31, 2004 and 2003 were 32% and 29%, respectively, for Growth and Income Portfolio and 36% and 25%, respectively, for Bond Portfolio. See "Financial highlights" in the prospectus for the funds' annual portfolio turnover rate for each of the last five fiscal years.


                FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES -- Each fund has adopted the following fundamental policies and investment restrictions, which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), as the vote of the lesser of (a) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (b) more than 50% of the outstanding voting securities. All percentage limitations are considered at the time securities are purchased and are based on a funds' net assets unless otherwise indicated. None of the following investment restrictions involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the fund.


1. A fund may not invest in a security if, as a result of such investment, more than 25% of its total assets would be invested in the securities of issuers in any particular industry, except that the restriction does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (or repurchase agreements with respect thereto).

2. A fund may not make loans, but this limitation does not apply (i) to purchases of debt securities, loan participations, or the entry into of repurchase agreements, or (ii) to loans of portfolio securities if, as a result, no more than 33 1/3% of a fund's total assets would be on loan to third parties.

3. A fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (this shall not prevent the funds from investing in securities or other instruments backed by real estate, or the securities of companies engaged in the real estate business).

4. A fund may not purchase or sell commodities or commodities contracts. This restriction shall not prohibit the funds, subject to restrictions described in the funds' prospectus and statement of additional information, from purchasing, selling or entering into futures contracts options on futures contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities-related or foreign currency-related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with applicable provisions of the federal securities and commodities laws.

5. A fund may not issue senior securities, except as permitted under the Investment Company Act of 1940, as amended.

                              Endowments -- Page 9

6. A fund may not borrow money, except temporarily for extraordinary or emergency purposes, in an amount not exceeding 5% of its total assets at the time of such borrowing.

7. A fund may not, with respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer, or acquire more than 10% of the voting securities of any one issuer. These limitations do not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

8. A fund may not engage in the business of underwriting securities of other issuers, except to the extent that a fund may be deemed an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

NON-FUNDAMENTAL POLICIES -- The following policies may be changed without shareholder approval and apply to both funds:


1. The funds may not invest in other companies for the purpose of exercising control or management.

2.   The funds may not purchase puts or calls.

3. The funds may not invest in securities of other investment companies, except as permitted by the Investment Company Act of 1940, as amended.

The following non-fundamental policy applies to Growth and Income Portfolio only:


1. The fund may not invest more than 10% of its total assets in securities that are not readily marketable.

The following non-fundamental policy applies to Bond Portfolio only:


1. The fund may not invest more than 15% of its total assets in securities that are not readily marketable.

Restricted securities are treated as not readily marketable by the funds, with the exception of those securities that have been determined to be liquid pursuant to procedures adopted by the funds' board of trustees.

                              Endowments -- Page 10

                            MANAGEMENT OF THE FUNDS

BOARD OF TRUSTEES AND OFFICERS


                                                                                     NUMBER OF PORTFOLIOS
                       POSITION   YEAR FIRST ELECTED                                   WITHIN THE FUND
                       WITH THE       A TRUSTEE          PRINCIPAL OCCUPATION(S)     COMPLEX/2/ OVERSEEN    OTHER DIRECTORSHIPS/3/
    NAME AND AGE        TRUST      OF THE TRUST/1/        DURING PAST FIVE YEARS          BY TRUSTEE            HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
 "NON-INTERESTED" TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------------
 Robert J. Denison     Trustee           2003          Chair, First Security                  2             None
 Age: 63                                               Management (private
                                                       investment)
-----------------------------------------------------------------------------------------------------------------------------------
 Steven D. Lavine      Trustee           1994          President, California                  2             None
 Age: 57                                               Institute of the Arts
-----------------------------------------------------------------------------------------------------------------------------------
 Joseph M. Lumarda     Trustee           2000          Executive Vice President and           2             None
 Age: 44                                               Chief Operating Officer,
                                                       California Community
                                                       Foundation
-----------------------------------------------------------------------------------------------------------------------------------
 Patricia A.           Trustee           1988          Chief Financial Officer,               2             None
 McBride                                               Cosmetic and Maxillofacial
 Age: 61                                               Surgery Center
-----------------------------------------------------------------------------------------------------------------------------------
 Gail L. Neale         Trustee           1998          President, The Lovejoy                 6             None
 Age: 69                                               Consulting Group, Inc. (a
                                                       pro bono consulting group
                                                       advising nonprofit
                                                       organizations)
-----------------------------------------------------------------------------------------------------------------------------------
 Robert C. Ziebarth    Trustee           1993          Management Consultant,                 2             None
 Age: 68                                               Ziebarth Company (management
                                                       and financial consulting)
-----------------------------------------------------------------------------------------------------------------------------------



                              Endowments -- Page 11

                                    YEAR FIRST ELECTED   PRINCIPAL OCCUPATION(S) DURING
                        POSITION        A TRUSTEE             PAST FIVE YEARS AND              NUMBER OF PORTFOLIOS
                        WITH THE      AND/OR OFFICER             POSITIONS HELD                   WITHIN THE FUND
    NAME AND AGE         TRUST       OF THE TRUST/1/        WITH AFFILIATED ENTITIES      COMPLEX/2/ OVERSEEN BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------
 "INTERESTED" TRUSTEES/4,5/
------------------------------------------------------------------------------------------------------------------------------------
 Robert G.             Chairman            1995          Senior Vice President and                      4
 O'Donnell             of                                Director, Capital Research and
 Age: 60               the Board                         Management Company
------------------------------------------------------------------------------------------------------------------------------------
 Thomas E. Terry       Trustee             1969          Consultant; former Vice                        2
 Age: 66                                                 President and Secretary,
                                                         Capital Research and
                                                         Management Company (retired
                                                         1994)
------------------------------------------------------------------------------------------------------------------------------------

                             OTHER
                        DIRECTORSHIPS/3/
    NAME AND AGE        HELD BY TRUSTEE
-----------------------------------------
 "INTERESTED" TRUSTEES/4,5/
------------------------------------------------------------------------------------------------------------------------------------
 Robert G.             None
 O'Donnell
 Age: 60
-----------------------------------------
 Thomas E. Terry       None
 Age: 66
-----------------------------------------






                               POSITION         YEAR FIRST ELECTED                  PRINCIPAL OCCUPATION(S) DURING
                               WITH THE             AN OFFICER                    PAST FIVE YEARS AND POSITIONS HELD
     NAME AND AGE               TRUST            OF THE TRUST/1/                       WITH AFFILIATED ENTITIES
-----------------------------------------------------------------------------------------------------------------------------------
 OTHER OFFICERS/5/
-----------------------------------------------------------------------------------------------------------------------------------
 Claudia P.                   President                1996         Senior Vice President, Capital Research and Management Company
 Huntington
 Age: 52
-----------------------------------------------------------------------------------------------------------------------------------
 Abner D. Goldstine          Senior Vice               1995         Senior Vice President and Director, Capital Research and
 Age: 74                      President                             Management Company
-----------------------------------------------------------------------------------------------------------------------------------
 John H. Smet                Senior Vice               1996         Senior Vice President, Capital Research and Management Company
 Age: 48                      President
-----------------------------------------------------------------------------------------------------------------------------------
 Gregory D. Johnson         Vice President             2000         Senior Vice President, Capital Research Company*
 Age: 41
-----------------------------------------------------------------------------------------------------------------------------------
 Krista M. Johnson          Vice President             2000         Assistant Vice President -  Fund Business Management Group,
 Age: 39                                                            Capital Research and Management Company
-----------------------------------------------------------------------------------------------------------------------------------
 Patrick F. Quan          Vice President and           1986         Vice President - Fund Business Management Group, Capital
 Age: 46                      Secretary                             Research and Management Company
-----------------------------------------------------------------------------------------------------------------------------------
 Susi M. Silverman            Treasurer                1998         Vice President - Fund Business Management Group, Capital
 Age: 34                                                            Research and Management Company
-----------------------------------------------------------------------------------------------------------------------------------
 Dayna G. Yamabe         Assistant Treasurer           2003         Vice President - Fund Business Management Group, Capital
 Age: 37                                                            Research and Management Company
-----------------------------------------------------------------------------------------------------------------------------------



                              Endowments -- Page 12

/*/ Company affiliated with Capital Research and Management Company.
/1/ Trustees and officers of the funds serve until their resignation, removal or retirement.

/2/ Capital  Research and Management  Company  manages the American  Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series,(R) which serves as the underlying investment vehicle for certain variable insurance contracts; and
    Endowments,   whose shareholders are limited to certain nonprofit
    organizations.

/3/ This includes all directorships (other than those of the American Funds) that are held by each Trustee as a director of a public company or a registered investment company.

/4/ "Interested persons," within the meaning of the 1940 Act, on the basis of their affiliation with the funds' investment adviser, Capital Research and Management Company, or affiliated entities.
/5/ All of the officers listed, except Krista M. Johnson, are officers and/or
    Directors/Trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.

THE ADDRESS FOR ALL TRUSTEES AND OFFICERS OF THE FUNDS IS 333 SOUTH HOPE STREET, 55TH FLOOR, LOS ANGELES, CALIFORNIA 90071, ATTENTION: FUND SECRETARY.


                              Endowments -- Page 13

FUND SHARES OWNED BY TRUSTEES AS OF DECEMBER 31, 2003


                                                     AGGREGATE DOLLAR RANGE/1/
                                                             OF SHARES
                                                        OWNED IN ALL FUNDS
                                                       IN THE AMERICAN FUNDS
                          DOLLAR RANGE/1/ OF FUND         FAMILY OVERSEEN
          NAME                SHARES OWNED/2/               BY TRUSTEE
-------------------------------------------------------------------------------
 "NON-INTERESTED" TRUSTEES
-------------------------------------------------------------------------------
 Robert J. Denison                  None                       None
-------------------------------------------------------------------------------
 Steven D. Lavine                   None                       None
-------------------------------------------------------------------------------
 Joseph M. Lumarda                  None                       None
-------------------------------------------------------------------------------
 Patricia A. McBride                None                       None
-------------------------------------------------------------------------------
 Gail L. Neale                      None                   Over $100,000
-------------------------------------------------------------------------------
 Robert C. Ziebarth                 None                       None
-------------------------------------------------------------------------------
 "INTERESTED" TRUSTEES/3/
-------------------------------------------------------------------------------
 Robert G. O'Donnell          Over $100,000/4/             Over $100,000
-------------------------------------------------------------------------------
 Thomas E. Terry                    None                       None
-------------------------------------------------------------------------------



/1/ Ownership disclosure is made using the following ranges: None; $1 - $10,000;
    $10,001 - $50,000; $50,001 - $100,000; and Over $100,000. The amounts listed for "interested" Trustees include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.
/2/ Shareholders of the Trust are limited to: (a) any entity exempt from taxation under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended ("501(c)(3) organizations"); (b) any trust, the present or future beneficiary of which is a 501(c)(3) organization; and (c) any other entity formed for the primary purpose of benefiting a 501(c)(3) organization.
    The Trust may change this policy at any time without the approval of its shareholders.
/3/ "Interested persons," within the meaning of the 1940 Act, on the basis of their affiliation with the funds' investment adviser, Capital Research and Management Company, or affiliated entities.
/4/ Represents assets in a charitable remainder trust for which Mr. O'Donnell serves as Trustee and is the income beneficiary.

TRUSTEE COMPENSATION -- No compensation is paid by the Trust to any officer or Trustee who is a director, officer or employee of the investment adviser or its affiliates. The Trust pays annually fees of $6,000 to Trustees who are not affiliated with the investment adviser, $1,000 for each Board of Trustees meeting attended, and $500 for each meeting attended as a member of a committee fo the Board of Trustees. No pension or retirement benefits are accrued as part of fund expenses. The Trust also reimburses certain expenses of the Trustees who are not affiliated with the investment adviser.


The Nominating Committee of the Board of Trustees, a Committee comprised exclusively of Trustees not affiliated with the investment adviser, reviews Trustee compensation periodically, and typically recommends adjustments every other year. In making its recommendations, the Nominating Committee considers a number of factors, including operational, regulatory and other developments afffecting the complexity of the Board's oversight obligations, as well as comparative industry data.

                              Endowments -- Page 14

TRUSTEE COMPENSATION PAID DURING THE FISCAL YEAR ENDED JULY 31, 2004


                                                                                                   TOTAL COMPENSATION (INCLUDING
                                                                                                        VOLUNTARILY DEFERRED
                                                                                                          COMPENSATION/1/)
                                                                                                     FROM ALL FUNDS MANAGED BY
                                                                       AGGREGATE COMPENSATION    CAPITAL RESEARCH AND MANAGEMENT
                                 NAME                                       FROM THE TRUST          COMPANY OR ITS AFFILIATES/2/
------------------------------------------------------------------------------------------------------------------------------------
 Robert J. Denison                                                               None                            None
------------------------------------------------------------------------------------------------------------------------------------
 Steven D. Lavine                                                                None                            None
------------------------------------------------------------------------------------------------------------------------------------
 Joseph M. Lumarda                                                               None                            None
------------------------------------------------------------------------------------------------------------------------------------
 Patricia A. McBride                                                             None                            None
------------------------------------------------------------------------------------------------------------------------------------
 Gail L. Neale                                                                   None                         $95,000
------------------------------------------------------------------------------------------------------------------------------------
 Robert C. Ziebarth                                                              None                            None
------------------------------------------------------------------------------------------------------------------------------------



/1/ Amounts may be deferred under a non-qualified deferred compensation plan.
    Deferred amounts accumulate at an earnings rate determined by the total return of one or more of the American Funds as designated by the Trustee.

/2/ Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series,(R) which serves as the underlying investment vehicle for certain variable insurance contracts; and Endowments, whose shareholders are limited to certain nonprofit organizations.

All of the Trustees serve or have served on boards of tax-exempt 501(c)(3) organizations as indicated in the table below, and have had experience in dealing with the administrative and financial needs of these institutions:


                                                                                   TAX-EXEMPT BOARDS ON WHICH TRUSTEE SERVES OR HAS
                                    NAME                                                                    SERVED
------------------------------------------------------------------------------------------------------------------------------------
 Robert J. Denison                                                            California Institute of the Arts; The Institute for
                                                                              Contemporary Arts/P.S. 1 Museum, New York; The JL
                                                                              Foundation; The Museum of Modern Art, New York; New
                                                                              Mexico Academy of Science and Mathematics; Santa Fe
                                                                              Institute
------------------------------------------------------------------------------------------------------------------------------------
 Steven D. Lavine                                                             American Council on the Arts; Asia Society California
                                                                              Center; Cultural Policy Network Project of the Center
                                                                              for Arts and Culture; KCET Public Broadcasting;
                                                                              KCRW-FM National Public Radio; Los Angeles County
                                                                              Museum of Art; Los Angeles Philharmonic Association;
                                                                              The Music Center Operating Company, The Music Center
                                                                              of Los Angeles County
------------------------------------------------------------------------------------------------------------------------------------
 Joseph M. Lumarda                                                            CORO Southern California; Peter F. Drucker Graduate
                                                                              School of Management; Southern California Association
                                                                              for Philanthropy
------------------------------------------------------------------------------------------------------------------------------------
 Patricia A. McBride                                                          Commemara Conservancy Foundation; Dallas Museum of Art
                                                                              League; Dallas Symphony Orchestra Association; Dallas
                                                                              Symphony Orchestra League; Dallas Women's Foundation;
                                                                              Girl Scout Council, Inc.; Eugene and Margaret
                                                                              McDermott Art Fund; St. Mark's School of Texas;
                                                                              Southwest Museum of Science and Technology
------------------------------------------------------------------------------------------------------------------------------------
 Gail L. Neale                                                                Circus Smirkus; Concern for Dying; The Flynn Theater;
                                                                              The Frances Clark Center for Keyboard Pedagogy;
                                                                              National Advisory Council; Hampshire College; The JL
                                                                              Foundation; The Madison-Deane Initiative of the
                                                                              Visiting Nurse Association; Preservation Trust of
                                                                              Vermont; Shelburne Farms; The United Way; The Vera
                                                                              Institute of Justice; The Vermont Folklife Center
------------------------------------------------------------------------------------------------------------------------------------
 Robert G. O'Donnell                                                          University of California, Berkeley Foundation; Library
                                                                              Advisory Board, University of California, Berkeley;
                                                                              Phi Beta Kappa Association of Northern California;
                                                                              Audit Committee, Town of Atherton, California; Civil
                                                                              War Preservation Trust
------------------------------------------------------------------------------------------------------------------------------------
 Thomas E. Terry                                                              Academy of Arts and Sciences; Citizens' Scholarship
                                                                              Foundation of America; Edgewood High School; Elvehjem
                                                                              Museum of Art; Ketchum YMCA; Madison Community
                                                                              Foundation; Madison Opera, Inc.; National Football
                                                                              Scholarship Foundation; Ten Chimneys Foundation;
                                                                              Waisman Center- University of Wisconsin
------------------------------------------------------------------------------------------------------------------------------------
 Robert C. Ziebarth                                                           Chicago Maternity Center; Choate School; Foundation
                                                                              for Reproductive Research & Education; Latin School of
                                                                              Chicago; National Association of Independent Schools;
                                                                              Naval Historical Foundation; Northwestern Memorial
                                                                              Hospital
------------------------------------------------------------------------------------------------------------------------------------


                              Endowments -- Page 15

TRUST ORGANIZATION AND THE BOARD OF TRUSTEES -- Endowments, Inc., the predecessor to Growth and Income Portfolio, was organized as a Delaware corporation in 1969; Bond Portfolio for Endowments, Inc., the predecessor to Bond Portfolio, was organized as a Delaware corporation in 1970. Endowments, Inc. and Bond Portfolio for Endowments, Inc. were reorganized as two separate series of Endowments, a Delaware business trust which is a registered, open-end, diversified management investment company organized on May 14, 1998. The two separate series are called Growth and Income Portfolio and Bond Portfolio. On July 31, 1998, all assets of Endowments, Inc. and Bond Portfolio for Endowments, Inc. were transferred to Growth and Income Portfolio and Bond Portfolio, respectively. As a result, certain financial and other information appearing in the prospectus and statement of additional information reflect the operations of these predecessor entities through the date of the reorganization.


Delaware law charges Trustees with the duty of managing the business affairs of the Trust. Trustees are considered to be fiduciaries of the Trust and should act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use to attain the purposes of the Trust. In addition, the Trustees have the authority to establish new series and classes of shares, and to split or combine outstanding shares into a greater or lesser number, without shareholder approval.


PROXY VOTING PROCEDURES AND GUIDELINES -- The investment adviser has adopted Proxy Voting Guidelines (the "Guidelines") with respect to voting proxies of securities held by the American Funds, Endowments and American Funds Insurance Series. Certain American Funds have established separate proxy committees that vote proxies or delegate to a voting officer the authority to vote on behalf of those funds. Proxies for all other funds are voted by an investment committee of the investment adviser under authority delegated by the funds' Boards. Therefore, if more than one fund invests in the same company, they may vote differently on the same proposal.


All U.S. proxies are voted. Non-U.S. proxies also are voted, provided there is sufficient time and information available. After a proxy is received, the investment adviser prepares a summary of the proposals in the proxy. A discussion of any potential conflicts of interest is also included in the

                              Endowments -- Page 16
summary. After reviewing the summary, one or more research analysts familiar with the company and industry make a voting recommendation on the proxy proposals. A second recommendation is made by a proxy coordinator (a senior investment professional) based on the individual's knowledge of the Guidelines and familiarity with proxy-related issues. The proxy summary and voting recommendations are then sent to the appropriate proxy voting committee for the final voting decision.


The analyst and proxy coordinator making voting recommendations are responsible for noting any potential material conflicts of interest. One example might be where a director of one or more American Funds is also a director of a company whose proxy is being voted. In such instances, proxy committee members are alerted to the potential conflict. The proxy committee may then elect to vote the proxy or seek a third-party recommendation or vote of an ad hoc group of committee members.


The Guidelines, which have been in effect in substantially their current form for many years, provide an important framework for analysis and decision-making by all funds; however, they are not exhaustive and do not address all potential issues. The Guidelines provide a certain amount of flexibility so that all relevant facts and circumstances can be considered in connection with every vote. As a result, each proxy received is voted on a case-by-case basis considering the specific circumstances of each proposal. The voting process reflects the funds' understanding of the company's business, its management and its relationship with shareholders over time.


On August 31 of each year, each fund is required to file Form N-PX containing its complete voting record for the 12 months ended the preceding June 30. Once filed, the fund's voting records will be available on the Endowments website at americanfunds.com/endowments and on the SEC's website at www.sec.gov.


The following summary sets forth the general positions of the American Funds, Endowments, American Funds Insurance Series and the investment adviser on various proposals. A copy of the full Guidelines is available upon request, free of charge, by calling American Funds Service Company at 800/421-0180 or visiting the American Funds website.


     DIRECTOR MATTERS -- The election of a company's slate of nominees for director is generally supported. Votes may be withheld for some or all of the nominees if this is determined to be in the best interest of shareholders. Separation of the chairman and CEO positions may also be supported. Typically, proposals to declassify the board (elect all directors annually) are supported based on the belief that this increases the directors' sense of accountability to shareholders.

     SHAREHOLDER RIGHTS -- Proposals to repeal an existing poison pill, to provide for confidential voting and to provide for cumulative voting are usually supported. Proposals to eliminate the right of shareholders to act by written consent or to take away a shareholder's right to call a special meeting are not typically supported.

     COMPENSATION AND BENEFIT PLANS -- Option plans are complicated, and many factors are considered in evaluating a plan. Each plan is evaluated based on protecting shareholder interests and a knowledge of the company and its management. Considerations include the pricing (or repricing) of options awarded under the plan and the impact of dilution on existing shareholders from past and future equity awards. Compensation

                              Endowments -- Page 17
     packages should be structured to attract, motivate and retain existing employees and qualified Directors; however, they should not be excessive.

     ROUTINE MATTERS -- The ratification of auditors, procedural matters relating to the annual meeting and changes to company name are examples of items considered routine. Such items are generally voted in favor of management's recommendations unless circumstances indicate otherwise.

PRINCIPAL FUND SHAREHOLDERS -- The following table identifies those investors who own of record or are known by the funds to own beneficially 5% or more of their shares as of the opening of business on September 1, 2004:


GROWTH AND INCOME PORTFOLIO


                  NAME AND ADDRESS                      OWNERSHIP PERCENTAGE
-----------------------------------------------------------------------------
 California Institute for the Arts                             9.67%
 24700 McBean Parkway
 Valencia, CA  91355
-----------------------------------------------------------------------------
 Citizen's Scholarship of America                              7.71
 1505 Riverview Road
 St. Peter, MN  56082
-----------------------------------------------------------------------------
 Facey Medical Foundation                                      7.27
 15451 San Fernando Mission Boulevard
 Mission Hills, CA  91345-1125
-----------------------------------------------------------------------------


BOND PORTFOLIO


                  NAME AND ADDRESS                      OWNERSHIP PERCENTAGE
-----------------------------------------------------------------------------
 California Institute for the Arts                             6.65%
 24700 McBean Parkway
 Valencia, CA  91355
-----------------------------------------------------------------------------
 Facey Medical Foundation                                      8.00
 15451 San Fernando Mission Boulevard
 Mission Hills, CA  91345-1125
-----------------------------------------------------------------------------
 CGTC Agent                                                    6.23
 PIM #1
 Capital Guardian Trust Co.
 120 S. State College Blvd.
 Brea, CA  92821-5805
-----------------------------------------------------------------------------
 City National Bank Cust.                                      6.16
 Oxfam America Gift Annuity Fund
 12555 W. Jefferson Blvd., Ste. 100
 Los Angeles, CA  90066-7079
-----------------------------------------------------------------------------


                              Endowments -- Page 18

Shareholder inquiries may be made in writing to Endowments, c/o American Funds Service Company, Attention: IIS Team, 135 South State College Boulevard, Brea, CA 92821 or by calling 800/421-5475, ext. 30028.


All fund operations are supervised by the funds' Board of Trustees which meets periodically and performs duties required by applicable state and federal laws. The funds do not hold annual meetings of shareholders. However, significant matters which require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares of either fund, that fund will hold a meeting at which any member of the board could be removed by a majority vote.


COMMITTEES OF THE BOARD OF TRUSTEES -- The funds have an Audit Committee comprised of Robert J. Denison, Steven D. Lavine, Joseph M. Lumarda, Patricia A. McBride, Gail L. Neale and Robert C. Ziebarth, none of whom is an "interested person" of the funds within the meaning of the 1940 Act. The Committee provides oversight regarding the funds' accounting and financial reporting policies and practices, their internal controls and the internal controls of the funds' principal service providers. The Committee acts as a liaison between the funds' independent registered public accounting firm and the full Board of Trustees. Two Audit Committee meetings were held during the 2004 fiscal year.


The funds have a Contracts Committee comprised of Robert J. Denison, Steven D. Lavine, Joseph M. Lumarda, Patricia A. McBride, Gail L. Neale and Robert C. Ziebarth, none of whom is an "interested person" of the funds within the meaning of the 1940 Act. The Committee's function is to request, review and consider the information deemed necessary to evaluate the terms of certain agreements between the funds and their investment adviser or the investment adviser's affiliates, such as the Investment Advisory and Service Agreement that the funds may enter into, renew or continue, and to make its recommendations to the full Board of Trustees on these matters. One Contracts Committee meeting was held during the 2004 fiscal year.


The funds have a Nominating Committee comprised of Robert J. Denison, Steven D. Lavine, Joseph M. Lumarda, Patricia A. McBride, Gail L. Neale and Robert C. Ziebarth, none of whom is an "interested person" of the funds within the meaning of the 1940 Act. The Committee periodically reviews such issues as the Board's composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Trustees. The Committee also evaluates, selects and nominates independent trustee candidates to the full Board of Trustees. While the Committee normally is able to identify from its own and other resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Nominating Committee of the funds, addressed to the funds' Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Committee. Three Nominating Committee meetings were held during the 2004 fiscal year.


INVESTMENT ADVISER -- The investment adviser, Capital Research and Management Company, founded in 1931, maintains research facilities in the United States and abroad (Los Angeles; San Francisco; New York; Washington, D.C.; London; Geneva; Hong Kong; Singapore; and Tokyo) with a staff of professionals, many of whom have significant investment experience. The investment adviser is located at 333 South Hope Street, Los Angeles, CA 90071 and at 135

                              Endowments -- Page 19

South State College Boulevard, Brea, CA 92821. The investment adviser's research professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world. The investment adviser believes that it is able to attract and retain quality personnel. The investment adviser is a wholly owned subsidiary of The Capital Group Companies, Inc.


The investment adviser is responsible for managing more than $500 billion of stocks, bonds and money market instruments and serves over 20 million shareholder accounts of all types throughout the world. These investors include individuals, privately owned businesses and large corporations, as well as schools, colleges, foundations and other nonprofit and tax-exempt organizations.


INVESTMENT ADVISORY AND SERVICE AGREEMENT -- The Investment Advisory and Service Agreements (the "Agreements") between the funds and the investment adviser will continue in effect until July 27, 2005, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (a) the Board of Trustees, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of each fund, and (b) the vote of a majority of Trustees who are not parties to the Agreements or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreements provide that the investment adviser has no liability to the funds for its acts or omissions in the performance of its obligations to the funds not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreements. The Agreements also provide that either party has the right to terminate them, without penalty, upon 60 days' written notice to the other party, and that the Agreements automatically terminate in the event of their assignment (as defined in the 1940 Act).


In determining whether to renew the Agreements each year, the Contracts Committee of the Board of Trustees evaluates information provided by the investment adviser in accordance with Section 15(c) of the 1940 Act, and presents its recommendations to the full Board of Trustees. At its most recent meeting on May 11, 2004, the Committee considered a number of factors in recommending renewal of the existing Agreements, including the quality of services provided to the funds, fees and expenses borne by the funds, and financial results of the investment adviser.


In approving the renewal of the Agreements and reviewing the quality of services provided to the funds, the Committee considered the good investment results over time of the funds, both absolutely and relative to peers and benchmarks, and particularly given the relatively low volatility of the funds and the relatively high-quality securities held in the portfolios. The Committee also expressed satisfaction with the level of advisory fees and expense ratios of the funds; the depth and quality of the investment adviser's research capabilities; the financial strength of the investment adviser; the uniformly high quality and strong credentials of its investment personnel; the ability of the investment adviser to attract and retain capable research and investment advisory personnel; the low turnover rates in its key personnel and the overall stability of the organization; the experience, capability and integrity of senior management; and the investment adviser's commitment to compliance and the systems it has in place to ensure a high level of compliance with applicable rules, laws and other standards. The Committee also reviewed the profitability analysis provided by the investment adviser, concluding that the investment adviser's level of profitability posed no significant concerns about the current reasonableness of the advisory fees.

                              Endowments -- Page 20

In addition to providing investment advisory services, the investment adviser furnishes the services and pays the compensation and travel expenses of persons to perform the funds' executive, administrative, clerical and bookkeeping functions, and provides suitable office space, necessary small office equipment and utilities, general purpose accounting forms, supplies and postage used at the funds' offices. The funds pay all expenses not assumed by the investment adviser, including, but not limited to, custodian, stock transfer and dividend disbursing fees and expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements and notices to their shareholders; taxes; expenses of the issuance and redemption of fund shares (including stock certificates, registration and qualification fees and expenses); legal and auditing expenses; compensation, fees and expenses paid to Trustees unaffiliated with the investment adviser; association dues; and costs of stationery and forms prepared exclusively for the funds.


The investment adviser receives a management fee at the annual rates of 1/2 of 1% of the funds' average daily net assets up to $150,000,000 and 4/10 of 1% of the portion of such average daily net assets over $150,000,000.


The Agreements provide for a management fee reduction to the extent that each fund's annual ordinary operating expenses exceed 0.75% of the average net assets of the fund. Expenses which are not subject to this limitation are interest, taxes and extraordinary expenses. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and not as expenses.


For the fiscal years ended July 31, 2004, 2003 and 2002, the investment adviser received advisory fees from Growth and Income Portfolio of $429,224, $334,342 and $311,592, respectively. For the fiscal years ended July 31, 2004, 2003 and 2002, the investment adviser received advisory fees from Bond Portfolio of $297,456, $275,354 and $236,685, respectively.


For the period from September 1, 2004 through March 31, 2005, the investment adviser agreed to waive 5% of the management fees that it was otherwise entitled to receive under the Agreement. Beginning April 1, 2005, this waiver increased to 10% of the management fees that it is otherwise entitled to receive and will continue at this level until further review. As a result of this waiver, management fees will be reduced similarly for all classes of shares of the funds.


                    EXECUTION OF PORTFOLIO TRANSACTIONS

The investment adviser places orders with broker-dealers for the funds' portfolio transactions. The investment adviser strives to obtain best execution on the funds' portfolio transactions, taking into account a variety of factors to produce the most favorable total price reasonably attainable under the circumstances. These factors include the size and type of transaction, the cost and quality of executions, and the broker-dealer's ability to offer liquidity and anonymity. The funds do not consider the investment adviser as having an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations. Subject to the considerations outlined above, the investment adviser may place orders for the funds' portfolio transactions with broker-dealers who have sold shares of the funds managed by the investment adviser, or who have provided investment research, statistical or other related services to the investment adviser. In placing orders for the funds' portfolio transactions, the investment adviser does not commit to any specific amount of business with any particular broker-dealer. Further, when the investment adviser places orders for the funds' portfolio transactions, it does not give any consideration to whether a broker-dealer has sold shares of the funds managed by the investment adviser. The investment adviser may, however, give consideration to investment research, statistical or other related services provided to the adviser in placing orders for the funds' portfolio transactions.

                              Endowments -- Page 21

Portfolio transactions for the funds may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the investment adviser, or for trusts or other accounts served by affiliated companies of the investment adviser. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner.


Brokerage commissions paid on portfolio transactions, including dealer concessions on underwritings, if applicable, for the 2004, 2003 and 2002 fiscal years for Growth and Income Portfolio amounted to $45,255, $59,097 and $88,125, respectively. The volume of trading activity decreased during the year, resulting in a decrease in brokerage commissions and dealer concessions paid on portfolio transactions.


Brokerage commissions paid on portfolio transactions, including dealer concessions on underwritings, if applicable, for the 2004, 2003 and 2002 fiscal years for Bond Portfolio amounted to $25,670, $42,524 and $62,311, respectively. The volume of trading activity decreased during the year, resulting in a decrease in dealer concessions paid on portfolio transactions.


The funds are required to disclose information regarding investments in the securities of their "regular" broker-dealers (or parent companies of their regular broker-dealers) that derive more than 15% of their revenue from broker-dealer, underwriter or investment adviser activities. A regular broker-dealer is (a) one of the 10 broker-dealers that received from the funds the largest amount of brokerage commissions by participating, directly or indirectly, in the funds' portfolio transactions during the funds' most recent fiscal year; (b) one of the 10 broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions of the funds during the funds' most recent fiscal year; or (c) one of the 10 broker-dealers that sold the largest amount of securities of the funds during the funds' most recent fiscal year. At the end of the funds' most recent fiscal year, J.P. Morgan Securities and Banc of America Securities, LLC were among the top 10 dealers that received the largest amount of brokerage commissions and/or that acted as principals in portfolio transactions for Growth and Income Portfolio and Bond Portfolio. Growth and Income Portfolio held equity securities of J.P. Chase Co. in the amount of $746,600 and Bank of America Corp. in the amount of $944,121 as of the close of the funds' most recent fiscal year. Bond Portfolio held debt securities of J.P. Morgan Chase Co. in the amount of $128,754 as of the close of its most recent fiscal year.

                                PRICE OF SHARES

Shares are purchased or sold at the net asset value price next determined after the purchase or sell order is received and accepted by each fund or the Transfer Agent; the net asset value price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with registered investment advisers or their authorized designees, accepted by the Transfer Agent, the registered investment adviser or any of their designees. The registered investment adviser is responsible for promptly transmitting purchase and sell orders to the Transfer Agent. Orders received by the registered investment adviser or authorized designee, the Transfer Agent, or the funds after the time of the determination of the net asset value will be entered at the next calculated offering price. Note that registered investment advisers may have their own rules about share transactions and may have earlier cut-off times than those of the funds. For more information about how to purchase through your registered investment adviser, contact your registered investment adviser directly.

                              Endowments -- Page 22

The price you pay for shares is based on the net asset value per share which is calculated once daily as of approximately 4:00 p.m. New York time, which is the normal close of trading on the New York Stock Exchange, each day the Exchange is open. If, for example, the Exchange closes at 1:00 p.m., the funds' share price would still be determined as of 4:00 p.m. New York time. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day; Martin Luther King, Jr. Day; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving; and Christmas Day.


All portfolio securities of funds managed by Capital Research and Management Company (other than money market funds) are valued, and the net asset value per share is determined, as follows:


1. Equity securities, including depositary receipts, are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities are valued at prices obtained from an independent pricing service, when such prices are available; however, in circumstances where the Investment Adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type.

Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity, or if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.


Assets or liabilities initially expressed in terms of non-U.S. currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates.


Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the funds' Board. Subject to its oversight, the funds' Board has delegated the obligation to make fair valuation determinations to a Valuation Committee established by the funds' investment adviser. The Board receives regular reports describing fair-valued securities and the valuation methods used.


The Valuation Committee has adopted guidelines and procedures (consistent with SEC rules and guidance) to ensure that certain basic principles and factors are considered when making all fair value determinations. As a general principle, securities lacking readily available market quotations are valued in good faith by the Valuation Committee based upon what the funds might reasonably expect to receive upon their current sale. The Valuation Committee considers all indications of value available to it in determining the "fair value" to be assigned to a particular security, including, without limitation, the type of security, the existence of contractual or legal restrictions on resale, relevant financial or business developments affecting the issuer or its business prospects, similar or related securities that are more actively traded, and changes in overall market conditions.


2. Liabilities, including accruals of taxes and other expense items, are deducted from total assets.

                              Endowments -- Page 23

3. Net assets so obtained are then divided by the total number of shares outstanding, and the result, rounded to the nearer cent, is the net asset value per share.

Any purchase order may be rejected by the funds.


                            TAXES AND DISTRIBUTIONS

FUND TAXATION -- Each fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). A regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90% of its investment company taxable income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually 100% of its investment company taxable income and net realized capital gains in the manner required under the Code. Each fund intends to distribute annually all of its investment company taxable income and net realized capital gains and therefore does not expect to pay federal income tax, although in certain circumstances, each fund may determine that it is in the interest of shareholders to distribute less than that amount.


To be treated as a regulated investment company under Subchapter M of the Code, each fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of each fund's assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the fund's assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer or two or more issuers which the fund controls and which are determined to be engaged in the same or similar trades or businesses.


Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (a) 98% of ordinary income (generally net investment income) for the calendar year, (b) 98% of capital gain (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year) and
(c) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (a) amounts actually distributed by each fund from its current year's ordinary income and capital gain net income and (b) any amount on which the fund pays income tax during the periods described above. Although each fund intends to distribute its net investment income and net capital gains so as to avoid excise tax liability, each fund may determine that it is in the interest of shareholders to distribute a lesser amount.




                              Endowments -- Page 24

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS -- Dividends and capital gain distributions on fund shares will be reinvested in shares of the funds, unless shareholders indicate in writing that they wish to receive them in cash or in shares of the American Funds, as provided in the prospectus and statement of additional information.


     DIVIDENDS -- Each fund intends to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term gains over net realized long-term capital losses. Investment company taxable income generally includes dividends, interest, net short-term capital gains in excess of net long-term capital losses, and certain foreign currency gains, if any, less expenses and certain foreign currency losses.

     Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time the funds accrue receivables or liabilities denominated in a foreign currency and the time the funds actually collect such receivables, or pay such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as Section 988 gains or losses, may increase or decrease the amount of the funds' investment company taxable income to be distributed to its shareholders as ordinary income.


     If the funds invest in stock of certain passive foreign investment companies, the funds may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the funds' holding period for the stock. The distribution or gain so allocated to any taxable year of the funds, other than the taxable year of the excess distribution or disposition, would be taxed to the funds at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the funds' investment company taxable income and, accordingly, would not be taxable to the funds to the extent distributed by the funds as a dividend to its shareholders.


     To avoid such tax and interest, the funds intend to elect to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time. Under this election, deductions for losses are allowable only to the extent of any prior recognized gains, and both gains and losses will be treated as ordinary income or loss. The funds will be required to distribute any resulting income, even though they have not sold the security and received cash to pay such distributions. Upon disposition of these securities, any gain recognized is treated as ordinary income and loss is treated as ordinary loss to the extent of any prior recognized gain.


     A portion of the difference between the issue price of zero coupon securities and their face value (original issue discount) is considered to be income to the funds each year, even though the funds will not receive cash interest payments from these securities. This original issue discount (imputed income) will comprise a part of the investment company

                              Endowments -- Page 25
     taxable income of the funds that must be distributed to shareholders in order to maintain the qualification of the funds as regulated investment companies and to avoid federal income taxation at the level of the funds.



     In addition, some of the bonds may be purchased by the funds at a discount that exceeds the original issue discount on such bonds, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any bond having a market discount may be treated as taxable ordinary income to the extent it does not exceed the accrued market discount on such bond or a fund may elect to include the market discount in income in tax years to which it is attributable. Generally, accrued market discount may be figured under either the ratable accrual method or constant interest method. If a fund has paid a premium over the face amount of a bond, the fund has the option of either amortizing the premium until bond maturity and reducing the fund's basis in the bond by the amortized amount, or not amortizing and treating the premium as part of the bond's basis. In the case of any debt security having a fixed maturity date of not more than one year from its date of issue, the gain realized on disposition generally will be treated as a short-term capital gain. In general, any gain realized on disposition of a security held less than one year is treated as a short-term capital gain.


     Dividend and interest income received by the funds from sources outside the United States may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the United States, however, may reduce or eliminate these foreign taxes. Most foreign countries do not impose taxes on capital gains with respect to investments by foreign investors.


     CAPITAL GAIN DISTRIBUTIONS -- The funds also intend to follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. Net capital gains for a fiscal year are computed by taking into account any capital loss carry-forward of the funds.

     If any net long-term capital gains in excess of net short-term capital losses are retained by the funds for reinvestment, requiring federal income taxes to be paid thereon by the funds, the funds intend to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains taxable to individual shareholders at a maximum 15% capital gains rate,will be able to claim a pro rata share of federal income taxes paid by the funds on such gains as a credit against personal federal income tax liability, and will be entitled to increase the adjusted tax basis on fund shares by the difference between a pro rata share of the retained gains and such shareholder's related tax credit.


SHAREHOLDER TAXATION - Fund shareholders are generally exempt from taxation under Internal Revenue Code Section 501(c). Therefore, distributions from the fund and transactions in fund shares should not result in income tax consequences to shareholders.


Shareholders should consult their tax advisers about the application of federal, state and local tax law in light of their particular situation.

                              Endowments -- Page 26

                               PURCHASE OF SHARES

The purchase of shares may be made in cash or in a like value of acceptable securities. Such securities will: (a) be acquired for investment and not for resale; (b) be liquid securities which are not restricted as to transfer either by law or liquidity of market; and (c) have a value which is readily ascertainable.


The following services are available in connection with the purchase of the American Funds.


     STATEMENT OF INTENTION -- If you purchase Growth and Income Portfolio and/or Bond Portfolio, along with shares of the American Funds, by establishing a statement of intention (the "Statement"), you enter into a nonbinding commitment to purchase shares of American Funds non-money market funds over a 13-month period and receive the same sales charge as if all shares had been purchased at once.

     When a shareholder elects to use a Statement, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to American Funds Distributors, Inc., the principal underwriter of the American Funds, the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. The dealer assigned to the account at the end of the period will receive an appropriate commission adjustment. If the difference is not paid by the close of the Statement period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the principal underwriter for the balance still outstanding.

     The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged. Accordingly, upon your request, the sales charge paid on investments made 90 days prior to the Statement revision will be adjusted to reflect the revised Statement.

     Existing holdings eligible for rights of accumulation may be credited toward satisfying the Statement.

     The Statement will be considered completed if the shareholder dies within the 13-month Statement period. Commissions will not be adjusted or paid on the difference between the Statement amount and the amount actually invested before the shareholder's death.

     Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms and those in the prospectus with their first purchase.

     CONCURRENT PURCHASES -- As described in the prospectus, you may combine purchases of Growth and Income and/or Bond Portfolio and purchases of all classes of shares of the American Funds to qualify for a reduced Class A sales charge for the American Funds. Shares of money market funds purchased through an exchange, reinvestment or cross--

                              Endowments -- Page 27
     reinvestment from a fund having a sales charge also qualify. However, direct purchases of money market funds are excluded.

     RIGHTS OF ACCUMULATION -- You may take into account the current value of your existing holdings in Growth and Income Portfolio and Bond Portfolio, as well as your holdings in any class of shares of the American Funds to determine your Class A sales charge for the American Funds. Alternatively, upon your request, you may take into account the amount you invested less any withdrawals (however, for this purpose, the amount invested does not include capital appreciation and reinvested dividends and capital gains). Direct purchases of money market funds are excluded.

                               SELLING SHARES

Shares are sold at the net asset value next determined after your request is received in good order by the Transfer Agent or registered investment adviser.


For redemption requests received after the close of trading on the New York Stock Exchange, the redemption price will be the net asset value determined as of the close of trading on the next business day of the New York Stock Exchange. There is no charge to the shareholder for redemption. Payment in cash or in kind is made as soon as reasonably practicable after tender in proper form (as described above), and must, in any event, be made within seven days thereafter. Either fund may, however, suspend the right of redemption during any period when: (a) trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or such exchange is closed for other than weekends or holidays; (b) the Securities and Exchange Commission has by order permitted such suspension; or (c) any emergency as determined by the Securities and Exchange Commission exists, making disposal of portfolio securities or valuation of net assets of the funds not reasonably practicable.


Although they would not normally do so, the funds have the right to pay the redemption price in whole or in part in portfolio securities as selected by the Board of Trustees, taken at their value as used in determining net asset value for purposes of computing the redemption price. A shareholder that redeems fund shares, and is given by the fund a proportionate amount of the fund's portfolio securities in lieu of cash, may incur transaction charges in the event of a sale of the securities through an intermediary.


You may sell (redeem) other classes of shares in your account in any of the following ways:


     THROUGH YOUR REGISTERED INVESTMENT ADVISER

      *) Shares purchased through registered investment advisers must be sold through the advisers (who may impose transaction charges not described in this prospectus).

                              Endowments -- Page 28

     WRITING TO AMERICAN FUNDS SERVICE COMPANY

      *)   Requests must be signed by the registered shareholder(s).

      *)   A signature guarantee is required if the redemption is:

          -  over $75,000;

          -  made payable to someone other than the registered shareholder(s);
             or

          - sent to an address other than the address of record, or an address of record that has been changed within the last 10 days.

          Your signature may be guaranteed by a domestic stock exchange or the National Association of Securities Dealers, Inc., bank, savings association or credit union that is an eligible guarantor institution. The Transfer Agent reserves the right to require a signature guarantee on any redemptions.


      *)   Additional documentation may be required.

     TELEPHONING OR FAXING AMERICAN FUNDS SERVICE COMPANY

      *) Redemptions by telephone or fax are limited to $75,000 per shareholder each day.

      *)   Checks must be made payable to the registered shareholder(s).

      *) Checks must be mailed to an address of record that has been used with the account for at least 10 days.

The funds do not have dealer agreements with, and do not accept redemption orders from, broker-dealers."


Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the 1940 Act), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.


If you notify the Transfer Agent, you may reinvest proceeds from a redemption, dividend payment or capital gain distribution, subject to the appropriate sales charge, in any of the American Funds within 90 days after the date of the redemption or distribution. Proceeds will be reinvested at the next calculated net asset value after your request is received and accepted by the Transfer Agent.

                              Endowments -- Page 29

                SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

The following services and privileges are generally available to all shareholders. However, certain services and privileges may not be available if your account is held with a registered investment adviser.


AUTOMATIC REINVESTMENT -- Dividends and capital gain distributions are reinvested in additional shares of the funds at net asset value unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the funds, the Transfer Agent or your registered investment adviser.


If you have elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from American Funds Service Company with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares.


CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS -- You may cross-reinvest dividends and capital gains (distributions) of Growth and Income Portfolio and/or Bond Portfolio into Class A shares of any American Funds (except Class 529-A shares) at net asset value, subject to the following conditions:


(a) The aggregate value of your account(s) in the fund(s) paying distributions equals or exceeds $5,000 (this is waived if the value of the account in the fund receiving the distributions equals or exceeds that fund's minimum initial investment requirement),

(b) If the value of the account of the fund receiving distributions is below the minimum initial investment requirement, distributions must be automatically reinvested,

(c) If you discontinue the cross-reinvestment of distributions, the value of the account of the fund receiving distributions must equal or exceed the minimum initial investment requirement. If you do not meet this requirement within 90 days of notification, the fund has the right to automatically redeem the account.

EXCHANGE PRIVILEGE -- You may only exchange shares of the funds into Class A shares of the American Funds. Exchange purchases are subject to the minimum investment requirements of the fund purchased and are subject to applicable sales charges on the fund being purchased, unless shares of Growth and Income Portfolio and/or Bond Portfolio were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions.


Exchanges to Class 529-A shares may result in significant legal and tax consequences as described in the CollegeAmerica Program Description. Please consult your financial adviser prior to making such an exchange.


Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received. (See "Price of shares" above.) THESE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.

                              Endowments -- Page 30

AUTOMATIC EXCHANGES -- You may automatically exchange shares of the funds in amounts of $50 or more among Class A shares of any American Funds on any day (or preceding business day if the day falls on a non-business day) of each month you designate.


AUTOMATIC WITHDRAWALS -- You may automatically withdraw shares from the funds. You can make automatic withdrawals of $50 or more as often as you wish if your account is worth at least $10,000, or up to four times a year for an account worth at least $5,000. You can designate the day of each period for withdrawals and request that checks be sent to you or someone else. The Transfer Agent will withdraw your money from the fund you specify on or around the date you specify. If the date you specified falls on a weekend or holiday, the redemption will take place on the previous business day. However, if the previous business day falls in the preceding month, the redemption will take place on the following business day after the weekend or holiday.


Withdrawal payments are not to be considered as dividends, yield or income. Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.


ACCOUNT STATEMENTS -- Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments, will be reflected on regular confirmation statements from the Transfer Agent. Dividend and capital gain reinvestments, purchases through automatic investment plans, as well as automatic exchanges and withdrawals will be confirmed at least quarterly.


TELEPHONE REDEMPTIONS AND EXCHANGES -- By using the telephone, fax or telegraph redemption and/or exchange options, you agree to hold each fund, the Transfer Agent, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing the Transfer Agent (you may also reinstate them at any time by writing the Transfer Agent). If the Transfer Agent does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, it and/or the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions, or a natural disaster, redemption and exchange requests may be made in writing only.


                              GENERAL INFORMATION

CUSTODIAN OF ASSETS -- Securities and cash owned by the funds, including proceeds from the sale of shares of the funds and of securities in the funds' portfolio, are held by JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070, as Custodian. If a fund holds non-U.S. securities, the Custodian may hold these securities pursuant to subcustodial arrangements in non-U.S. banks or non-U.S. branches of U.S. banks.

                              Endowments -- Page 31

TRANSFER AGENT -- American Funds Service Company, a wholly owned subsidiary of the investment adviser, maintains the records of each shareholder's account, processes purchases and redemptions of the funds' shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. The principal office of American Funds Service Company is located at 135 South State College Boulevard, Brea, CA 92821-5823. American Funds Service Company was paid a fee of $391 for services with respect to Growth and Income Portfolio shares and $352 for services with respect to Bond Portfolio shares for the 2004 fiscal year.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM -- Deloitte & Touche LLP, located at Two California Plaza, 350 South Grand Avenue, Los Angeles, CA 90071, serves as the Trust's independent registered public accounting firm, providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The financial statements included in this statement of additional information from the annual report have been so included in reliance on the report of Deloitte & Touche LLP, independent registered public accounting firm, given on the authority of said firm as experts in accounting and auditing. The selection of the funds' independent registered public accounting firm is reviewed and determined annually by the Board of Trustees.


INDEPENDENT LEGAL COUNSEL -- Paul, Hastings, Janofsky & Walker LLP, 515 South Flower Street, Los Angeles, CA 90071, serves as counsel for the funds and for Trustees who are not "interested persons" (as defined by the 1940 Act) of the funds in their capacities as such. Certain legal matters in connection with the shares of beneficial interest offered by the prospectus have been passed upon for the funds by Paul, Hastings, Janofsky & Walker LLP. Counsel does not provide legal services to the funds' investment adviser or any of its affiliated companies. A determination with respect to the independence of the funds' "independent legal counsel" will be made at least annually by the independent Trustees of the funds, as prescribed by the 1940 Act and the related rules.


PROSPECTUSES, REPORTS TO SHAREHOLDERS AND PROXY STATEMENTS -- The funds' fiscal year ends on July 31. Shareholders are provided updated prospectuses annually and at least semiannually with reports showing the investment portfolio, financial statements and other information. The funds' annual financial statements are audited by the funds' independent registered public accounting firm, Deloitte & Touche LLP. In addition, shareholders may also receive proxy statements for the funds. In an effort to reduce the volume of mail shareholders receive from the funds when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of prospectuses, shareholder reports and proxy statements. To receive additional copies of a prospectus, report or proxy statement, shareholders should contact the Transfer Agent.


CODES OF ETHICS -- The funds and Capital Research and Management Company and its affiliated companies, have adopted codes of ethics that allow for personal investments, including securities in which each fund may invest from time to time. These codes include a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; preclearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.


LEGAL PROCEEDINGS -- On February 16, 2005, the NASD filed an administrative complaint against the American Funds Distributors, Inc. The complaint alleges violations of certain NASD rules by the American Funds Distributors, Inc. with respect to the selection of broker-dealer firms that buy and sell securities for mutual fund investment portfolios. The complaint seeks sanctions, restitution and disgorgement.

On March 24, 2005, the investment adviser and American Funds Distributors, Inc. filed a complaint against the Attorney General of the State of California in Los Angeles County Superior Court. The complaint alleges that the Attorney General threatened to take enforcement actions against the investment adviser and American Funds Distributors, Inc. that are without merit and preempted by federal law. The complaint seeks injunctive and declaratory relief. On the same day, following the filing of the investment adviser's and American Funds Distributors, Inc.'s complaint, the Attorney General of the State of California filed a complaint against the American Funds Distributors, Inc. and investment adviser. Filed in Los Angeles County Superior Court, the Attorney General's complaint alleges violations of certain sections of the California Corporations Code with respect to so-called "revenue sharing" disclosures in mutual fund prospectuses and statements of additional information. The complaint seeks injunctive relief, penalties, restitution and disgorgement.

The investment adviser and American Funds Distributors, Inc. believe that these matters are not likely to have a material adverse effect on the fund or on the ability of the investment adviser to perform its contract with the fund. The SEC is conducting a related investigation as of the date of this statement of additional information. The investment adviser and American Funds Distributors, Inc. are cooperating fully. In addition, a series of class action lawsuits have been filed in the U.S. District Court, Central District of California, raising issues related to so-called "directed brokerage" and "revenue sharing" practices. Further updates on these issues will be available on the American Funds website (americanfunds.com) under "American Funds regulatory matters."


                              Endowments -- Page 32

GROWTH AND INCOME PORTFOLIO   July 31, 2004



[begin pie chart]
                                                           Percent of
                                                           net assets
INDUSTRY SECTOR DIVERSIFICATION
Consumer staples                                                14.96 %
Financials                                                      14.52
Information technology                                          10.96
Consumer discretionary                                           9.71
Industrials                                                      9.25
Health care                                                      8.64
Energy                                                           6.58
Telecommunications services                                      4.33
Utilities                                                        2.79
Materials                                                        2.39
Convertible securities                                           1.75

CASH & EQUIVALENTS                                              14.12

[end pie chart]



ENDOWMENTS, GROWTH AND INCOME PORTFOLIO
INVESTMENT PORTFOLIO

July 31, 2004


COMMON STOCKS -- 84.13%                                                                            Shares     Market value


CONSUMER STAPLES -- 14.96%
Altria Group, Inc.                                                                                 45,000     $  2,142,000
PepsiCo, Inc.                                                                                      30,000        1,500,000
Wal-Mart Stores, Inc.                                                                              26,000        1,378,260
Walgreen Co.                                                                                       37,000        1,346,800
Sara Lee Corp.                                                                                     50,000        1,098,000
Anheuser-Busch Companies, Inc.                                                                     20,000        1,038,000
Avon Products, Inc.                                                                                17,000          731,170
WD-40 Co.                                                                                          26,000          685,880
Coca-Cola Co.                                                                                      15,000          657,900
General Mills, Inc.                                                                                14,000          628,600
Procter & Gamble Co.                                                                               12,000          625,800
Albertson's, Inc.                                                                                  25,000          609,750
Wm. Wrigley Jr. Co.                                                                                10,000          604,000
Del Monte Foods Co. (1)                                                                            40,000          421,600
                                                                                                                13,467,760

FINANCIALS -- 14.52%
Marsh & McLennan Companies, Inc.                                                                   38,000        1,686,440
Wells Fargo & Co.                                                                                  25,000        1,435,250
Berkshire Hathaway Inc., Class A (1)                                                                   15        1,308,750
American Express Co.                                                                               25,000        1,256,250
Fannie Mae                                                                                         14,000          993,440
Bank of America Corp.                                                                              11,106          944,121
Fulton Financial Corp.                                                                             41,780          856,908
Freddie Mac                                                                                        12,000          771,720
J.P. Morgan Chase & Co.                                                                            20,000          746,600
Jefferson-Pilot Corp.                                                                              15,000          722,700
SunTrust Banks, Inc.                                                                               10,000          659,500
U.S. Bancorp                                                                                       20,000          566,000
American International Group, Inc.                                                                  8,000          565,200
St. Paul Travelers Companies, Inc.                                                                 15,000          556,050
                                                                                                                13,068,929

INFORMATION TECHNOLOGY -- 10.96%
Microsoft Corp.                                                                                    63,000        1,792,980
Texas Instruments Inc.                                                                             75,000        1,599,750
Cisco Systems, Inc. (1)                                                                            52,000        1,084,720
International Business Machines Corp.                                                              10,000          870,700
Applied Materials, Inc. (1)                                                                        40,000          678,800
First Data Corp.                                                                                   15,000          669,150
Symbol Technologies, Inc.                                                                          50,000          654,500
Linear Technology Corp.                                                                            15,000          586,500
Intel Corp.                                                                                        20,000          487,600
Dell Inc. (1)                                                                                      12,000          425,640
Oracle Corp. (1)                                                                                   40,000          420,400
EMC Corp. (1)                                                                                      30,000          329,100
Nokia Corp. (ADR)                                                                                  23,000          267,260
                                                                                                                 9,867,100

CONSUMER DISCRETIONARY -- 9.71%
Lowe's Companies, Inc.                                                                             27,000        1,315,440
Time Warner Inc. (1)                                                                               75,000        1,248,750
Dollar General Corp.                                                                               43,000          829,900
Garmin Ltd.                                                                                        22,000          825,000
General Motors Corp.                                                                               17,000          733,380
Delphi Corp.                                                                                       75,000          713,250
Target Corp.                                                                                       15,000          654,000
Gentex Corp.                                                                                       15,000          537,000
Home Depot, Inc.                                                                                   15,000          505,800
Gannett Co., Inc.                                                                                   6,000          498,840
TJX Companies, Inc.                                                                                20,000          469,400
Walt Disney Co.                                                                                    18,000          415,620
                                                                                                                 8,746,380

INDUSTRIALS -- 9.25%
General Electric Co.                                                                               40,000        1,330,000
Northrop Grumman Corp.                                                                             23,928        1,258,613
General Dynamics Corp.                                                                             12,000        1,185,840
Avery Dennison Corp.                                                                               15,000          908,550
ServiceMaster Co.                                                                                  65,000          759,200
Burlington Northern Santa Fe Corp.                                                                 20,000          709,600
Raytheon Co.                                                                                       18,500          620,675
Illinois Tool Works Inc.                                                                            6,000          543,120
Lockheed Martin Corp.                                                                              10,000          529,900
Emerson Electric Co.                                                                                8,000          485,600
                                                                                                                 8,331,098

HEALTH CARE -- 8.64%
AstraZeneca PLC (ADR)                                                                              26,000        1,167,920
Eli Lilly and Co.                                                                                  17,000        1,083,240
Johnson & Johnson                                                                                  17,000          939,590
Becton, Dickinson and Co.                                                                          17,000          802,910
Pfizer Inc                                                                                         22,000          703,120
Merck & Co., Inc.                                                                                  14,000          634,900
Abbott Laboratories                                                                                15,000          590,250
Medco Health Solutions, Inc. (1)                                                                   18,000          545,400
Bristol-Myers Squibb Co.                                                                           23,000          526,700
CIGNA Corp.                                                                                         8,000          496,080
Amgen Inc. (1)                                                                                      5,000          284,400
                                                                                                                 7,774,510

ENERGY -- 6.58%
Royal Dutch Petroleum Co. (New York registered)                                                    40,000        2,012,000
Exxon Mobil Corp.                                                                                  30,000        1,389,000
ChevronTexaco Corp.                                                                                11,000        1,052,150
Marathon Oil Corp.                                                                                 22,000          828,740
Schlumberger Ltd.                                                                                  10,000          643,200
                                                                                                                 5,925,090

TELECOMMUNICATION SERVICES -- 4.33%
Verizon Communications Inc.                                                                        45,000      $ 1,734,300
Sprint Corp. - FON Group                                                                           46,000          859,280
BellSouth Corp.                                                                                    25,000          677,250
ALLTEL Corp.                                                                                       12,000          624,000
                                                                                                                 3,894,830

UTILITIES -- 2.79%
NSTAR                                                                                              18,000          842,400
Duke Energy Corp.                                                                                  30,000          645,000
FirstEnergy Corp.                                                                                  13,267          518,739
Progress Energy, Inc.                                                                              12,000          505,680
                                                                                                                 2,511,819

MATERIALS -- 2.39%
Rio Tinto PLC                                                                                      32,000          832,974
Air Products and Chemicals, Inc.                                                                   13,000          672,750
International Paper Co.                                                                            15,000          648,450
                                                                                                                 2,154,174


TOTAL COMMON STOCKS (cost: $65,970,431)                                                                         75,741,690




CONVERTIBLE SECURITIES -- 1.75%                                                          Principal amount


INFORMATION TECHNOLOGY -- 1.75%
Lucent Technologies Inc. 8.00% convertible subordinated notes 2031                             $1,000,000        1,070,000
Agere Systems Inc. 6.50% convertible notes 2009                                                   500,000          504,375


TOTAL CONVERTIBLE SECURITIES (cost: $1,593,220)                                                                  1,574,375




SHORT-TERM SECURITIES -- 12.26%


U.S. Treasury Bills 1.106% due 8/12/2004                                                        1,400,000        1,399,484
U.S. Treasury Bills 1.305% due 8/26/2004                                                        1,200,000        1,198,869
Park Avenue Receivables Co. LLC 1.30% due 8/12/2004 (2)                                         1,200,000        1,199,480
Federal Home Loan Bank 1.33% due 9/8/2004                                                       1,200,000        1,198,244
Clipper Receivables Co. LLC 1.29% due 8/11/2004 (2)                                             1,000,000          999,606
Three Pillars Funding, LLC 1.35% due 8/17/2004 (2)                                              1,000,000          999,362
Triple-A One Funding Corp. 1.36% due 8/18/2004 (2)                                              1,000,000          999,320
General Electric Capital Corp. 1.33% due 8/2/2004                                                 900,000          899,900
Colgate-Palmolive Co. 1.23% due 8/11/2004 (2)                                                     900,000          899,662
Wal-Mart Stores Inc. 1.31% due 8/24/2004 (2)                                                      800,000          799,301
IBM Capital Inc. 1.25% due 8/5/2004 (2)                                                           443,000          442,923


TOTAL SHORT-TERM SECURITIES (cost: $11,036,177)                                                                 11,036,151






                                                                                                              Market value


TOTAL INVESTMENT SECURITIES (cost: $78,599,828)                                                                 88,352,216
Other assets less liabilities                                                                                    1,675,975

NET ASSETS                                                                                                     $90,028,191



(1) Security did not produce income during the last 12 months.
(2) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all restricted securities was $6,339,654, which represented 7.04% of the net assets of the fund.

ADR = American Depositary Receipts




BOND PORTFOLIO, July 31, 2004


[begin pie chart]
HOLDINGS BY INVESTMENT TYPE

Financials                                                   14.56
Consumer discretionary                                       13.18
Telecommunication services                                    7.42
Industrials                                                   6.98
Utilities                                                     5.06
Materials                                                     4.45
Health care                                                   2.30
Information technology                                        1.57
Other corporates                                              1.37
Corporate bonds                                                         56.89%


U.S. government and government agency obligations            17.79
Mortgage- and asset-backed obligations                       13.52
Preferred stocks                                              3.58
Convertible securities                                        0.64
Other                                                         2.71
Cash & equivalents                                            4.87


[end pie chart]



ENDOWMENTS, BOND PORTFOLIO
INVESTMENT PORTFOLIO

July 31, 2004


                                                                                         Principal amount
BONDS & NOTES -- 90.91%                                                                             (000)     Market value


U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS -- 17.79%
U.S. Treasury Obligations 11.625% 2004                                                          $   1,765     $  1,815,461
U.S. Treasury Obligations 5.75% 2005                                                                1,750        1,826,842
U.S. Treasury Obligations 3.00% 2007                                                                1,250        1,242,775
U.S. Treasury Obligations 3.375% 2007 (1)                                                             626          671,370
U.S. Treasury Obligations 14.00% 2011                                                                 450          561,586
U.S. Treasury Obligations 4.375% 2012                                                                 500          502,735
U.S. Treasury Obligations 11.250% 2015 (2)                                                            400          622,248
U.S. Treasury Obligations 6.875% 2025                                                               1,375        1,656,022
Fannie Mae 7.00% 2005                                                                                 750          783,060
Fannie Mae 6.25% 2011                                                                                 250          270,980
Freddie Mac 4.25% 2005                                                                                250          254,250
Freddie Mac 5.75% 2010                                                                         (euro) 250          329,450
                                                                                                                10,536,779

FINANCIALS -- 14.56%
AT&T Capital Corp., Series F, 6.60% 2005                                                              250          255,986
Newcourt Credit Group Inc., Series B, 6.875% 2005                                                     300          307,497
CIT Group Inc. 7.375% 2007                                                                            250          273,845
CIT Group Inc. 7.75% 2012                                                                             125          143,792
International Lease Finance Corp. 3.75% 2007                                                          300          300,035
AIG SunAmerica Global Financing VII 5.85% 2008 (3)                                                    125          133,800
International Lease Finance Corp. 5.875% 2013                                                         300          311,217
Washington Mutual, Inc. 5.625% 2007                                                                   375          393,966
Washington Mutual Bank, FA 6.875% 2011                                                                250          276,627
Household Finance Corp. 6.375% 2011                                                                   125          134,925
Household Finance Corp. 6.75% 2011                                                                    400          441,251
Abbey National PLC 6.70% (undated) (4)                                                                250          270,164
Abbey National PLC 7.35% (undated) (4)                                                                200          215,468
SocGen Real Estate Co. LLC, Series A, 7.64% (undated) (3),(4)                                         375          415,675
Prudential Holdings, LLC, Series C, 8.695% 2023 (3),(5)                                               250          307,092
Countrywide Home Loans, Inc., Series L, 4.00% 2011                                                    300          283,307
EOP Operating LP 8.10% 2010                                                                           125          143,687
EOP Operating LP 6.75% 2012                                                                           125          135,702
UFJ Finance Aruba AEC 6.75% 2013                                                                      250          269,005
ACE INA Holdings Inc. 5.875% 2014                                                                     250          256,274
Bayerische Landesbank, Series F, 2.50% 2006                                                           250          249,066
Barclays Bank PLC 7.375% (undated) (3),(4)                                                            125          141,766
Barclays Bank PLC 6.86% callable perpetual core tier one notes (undated) (3),(4)                      100          105,263
Hospitality Properties Trust 6.75% 2013                                                               215          225,656
MBNA Corp., Series B, 1.979% 2027 (4)                                                                 200          189,360
Nationwide Mutual Insurance Co. 7.875% 2033 (3)                                                       125          144,031
BCI U.S. Funding Trust I 8.01% noncumulative preferred (undated) (3),(4)                              125          140,481
Rouse Co. 7.20% 2012                                                                                  125          139,067
ReliaStar Financial Corp. 8.00% 2006                                                                  125          138,054
First Industrial, LP 6.875% 2012                                                                      125          135,141
ProLogis Trust 7.05% 2006                                                                             125          134,944
United Dominion Realty Trust, Inc. 6.50% 2009                                                         125          134,882
USA Education, Inc. 5.625% 2007                                                                       125          131,667
Monumental Global Funding Trust II-2002-A, Series A, 5.20% 2007 (3)                                   125          131,098
Allstate Financial Global Funding LLC 5.25% 2007 (3)                                                  125          130,869
J.P. Morgan Chase & Co. 5.75% 2013                                                                    125          128,754
Mizuho Financial Group (Cayman) Ltd. 5.79% 2014 (3)                                                   125          124,933
Simon Property Group, LP 4.875% 2010                                                                  125          124,807
Mangrove Bay Pass Through Trust 6.102% 2033 (3),(4)                                                   125          124,667
HBOS Treasury Services PLC 3.75% 2008 (3)                                                             125          124,017
Hartford Financial Services Group, Inc. 2.375% 2006                                                   125          123,387
John Hancock Global Funding II, Series 2004-A, 3.50% 2009 (3)                                         125          121,949
MetLife, Inc. 3.911% 2005                                                                             105          106,378
Capital One Bank 8.25% 2005                                                                           100          104,582
                                                                                                                 8,624,134

MORTGAGE- AND ASSET-BACKED OBLIGATIONS (5) -- 13.52%
Government National Mortgage Assn. 8.50% 2008                                                          31           33,239
Government National Mortgage Assn. 10.00% 2020                                                         85           97,426
Government National Mortgage Assn. 7.50% 2023                                                          25           26,930
Government National Mortgage Assn. 8.00% 2023                                                          49           53,788
Government National Mortgage Assn. 8.00% 2023                                                          47           51,388
Government National Mortgage Assn. 7.00% 2024                                                          34           36,866
Government National Mortgage Assn. 7.00% 2024                                                          26           27,735
Government National Mortgage Assn. 7.50% 2024                                                          45           48,605
Government National Mortgage Assn. 7.00% 2025                                                          68           73,217
Government National Mortgage Assn. 7.00% 2025                                                          30           31,521
Government National Mortgage Assn. 7.00% 2028                                                          29           31,276
Government National Mortgage Assn. 7.00% 2029                                                          31           32,552
Government National Mortgage Assn. 7.00% 2029                                                          27           28,408
Government National Mortgage Assn. 7.50% 2030                                                          26           28,338
Government National Mortgage Assn. 7.50% 2030                                                          13           13,890
Government National Mortgage Assn. 8.00% 2030                                                          24           26,100
Government National Mortgage Assn. 8.00% 2030                                                          20           22,259
Government National Mortgage Assn. 8.00% 2031                                                          14           15,317
Government National Mortgage Assn. 7.00% 2032                                                          52           55,831
Government National Mortgage Assn. 7.50% 2032                                                          34           36,100
Government National Mortgage Assn. 6.00% 2033                                                         331          341,454
Chase Commercial Mortgage Securities Corp., Series 1998-2, Class A-2, 6.39%
   2030 (2)                                                                                           375          405,823
Chase Commercial Mortgage Securities Corp., Series 2000-1, Class A-2, 7.757%
   2032                                                                                               250          285,630
Fannie Mae 6.00% 2016                                                                                  46           48,524
Fannie Mae Series 2001-4, Class GA, 10.218% 2025 (4)                                                   71           80,204
Fannie Mae 7.00% 2026                                                                                  42           45,024
Fannie Mae 6.50% 2031                                                                                  35           36,639
Fannie Mae 7.00% 2031                                                                                  29           30,375
Fannie Mae 7.50% 2031                                                                                  21           22,100
Fannie Mae Series 2001-20, Class C, 11.971% 2031 (4)                                                   71           83,921
Fannie Mae 6.00% 2034                                                                                 250          255,470
Fannie Mae, Series 2001-T10, Class A-1, 7.00% 2041                                                     54           57,445
Morgan Stanley Capital I, Inc., Series 1998-HF2, Class A-2, 6.48% 2030                                500          541,483
GS Mortgage Securities Corp. II, Series 1998-C1, Class D, 7.209% 2030 (4)                             250          272,191
GS Mortgage Securities Corp. II, Series 1998-C1, Class E, 7.209% 2030 (4)                             250          259,840
Freddie Mac 8.75% 2008                                                                                 10           10,371
Freddie Mac 6.00% 2034                                                                                250          255,390
Freddie Mac, Series T-056, Class A-2A, 2.842% 2036                                                    250          248,288
Freddie Mac, Series T-042, Class A-2, 5.50% 2042                                                        1              719
Residential Funding Mortgage Securities I, Inc., Series 2004-SA1, Class A-II,
   4.38% 2034 (4)                                                                                     498          494,010
Vanderbilt Mortgage and Finance, Inc., Series 1999-B, Class I-B-1, 8.395%
   2016 (5)                                                                                           125          128,943
Vanderbilt Mortgage and Finance, Inc., Series 2001-A, Class B-1, 8.20% 2020 (5)                       200          212,500
CS First Boston Mortgage Securities Corp., Series 2001-CF2, Class A-2,
   5.935% 2034                                                                                        125          129,643
CS First Boston Mortgage Securities Corp., Series 1998-C1, Class A-1A,
   6.26% 2040                                                                                          62           63,388
CS First Boston Mortgage Securities Corp., Series 1998-C1, Class A-1B,
   6.48% 2040                                                                                         125          135,394
L.A. Arena Funding, LLC, Series 1, Class A, 7.656% 20263                                              306          317,981
Bear Stearns Commercial Mortgage Securities Inc., Series 2001-TOP2, Class A-2,
   6.48% 2035                                                                                         250          273,679
PP&L Transition Bond Co. LLC, Series 1999-1, Class A-7, 7.05% 2009 (5)                                250          270,839
Morgan Stanley Dean Witter Capital I Trust, Series 2001-TOP5, Class A-3,
   6.16% 2035                                                                                         250          268,558
LB-UBS Commercial Mortgage Trust, Series 2000-C3, Class A-2, 7.95% 2010                               125          144,994
Prestige Auto Receivables Trust, Series 2003-1, Class A-2, FSA insured, 2.41%
   2010 (3),(5)                                                                                       166          165,814
Chase Manhattan Bank - First Union National Bank, Commercial Mortgage Trust,
   Series 1999-1, Class B, 7.619% 2031                                                                125          142,296
DLJ Commercial Mortgage Corp., Series 1999-CG1, Class A-1B, 6.46% 2032                                125          136,371
PF Export Receivables Master Trust, Series 2001-B, MBIA insured, 6.60%
   2011 (3),(5)                                                                                       125          134,887
GGP Mall Properties Trust, Series 2001-GGP1, Class A-2, 5.007% 2011 (3)                               122          125,978
Morgan Stanley Mortgage Trust, Series 2004-3, Class 4-A, 5.733% 2034 (4)                              122          125,532
GMAC Commercial Mortgage Securities, Inc., Series 1997-C1, Class A-3,
   6.869% 2029                                                                                        110          118,285
Green Tree Financial Corp., Series 1996-5, Class B-2, 8.45% 2027 (5)                                  239           52,678
Conseco Finance Manufactured Housing Contract Trust, Series 2001-3,
   Class A-2, 5.16% 2033 (5)                                                                           59           59,847
Nomura Asset Securities Corp., Series 1998-D6, Class A-1A, 6.28% 2030                                 101          106,114
Structured Asset Securities Corp., Series 1998-RF2, Class A, 8.523%
   2027 (3),(4)                                                                                        90           97,454
WaMu Mortgage Pass-Through Certificates Trust, Series 2004-AR1, Class A,
   4.23% 2034 (4)                                                                                      98           96,997
Bear Stearns ARM Trust, Series 2003-6, Class I-A-2, 4.054% 2033 (4)                                    83           83,346
Ameriquest Mortgage Securities Inc., Series 2003-5, Class A-2, 2.43% 2033 (5)                          72           71,590
                                                                                                                 8,008,795

CONSUMER DISCRETIONARY -- 13.18%
General Motors Acceptance Corp. 7.75% 2010                                                          1,100        1,200,923
General Motors Acceptance Corp. 6.875% 2011                                                           300          308,401
General Motors Acceptance Corp. 8.00% 2031                                                            125          127,284
Ford Motor Credit Co. 6.75% 2008                                                                      300          314,725
Ford Motor Credit Co. 7.375% 2009                                                                     500          537,028
Ford Motor Credit Co. 7.375% 2011                                                                     650          690,717
Comcast Cable Communications, Inc. 8.375% 2007                                                        125          139,845
Tele-Communications, Inc. 9.80% 2012                                                                  215          272,379
Tele-Communications, Inc. 7.875% 2013                                                                 250          287,935
DaimlerChrysler North America Holding Corp. 8.00% 2010                                                200          227,472
DaimlerChrysler North America Holding Corp. 7.30% 2012                                                125          137,969
DaimlerChrysler North America Holding Corp. 6.50% 2013                                                250          260,846
J.C. Penney Co., Inc. 7.95% 2017                                                                      400          454,000
Toll Brothers, Inc. 6.875% 2012                                                                       375          405,648
Toys "R" Us, Inc. 7.875% 2013                                                                         250          256,875
Toys "R" Us, Inc. 7.375% 2018                                                                         125          119,375
ArvinMeritor, Inc. 6.625% 2007                                                                        250          257,500
MDC Holdings, Inc. 5.50% 2013                                                                         250          245,461
Office Depot, Inc. 6.25% 2013                                                                         200          208,752
Centex Corp. 4.75% 2008                                                                               150          152,330
Univision Communications Inc. 7.85% 2011                                                              125          145,556
Pulte Homes, Inc. 8.125% 2011                                                                         125          143,136
Liberty Media Corp. 7.875% 2009                                                                       125          140,191
AOL Time Warner Inc. 7.625% 2031                                                                      125          137,933
Clear Channel Communications, Inc. 6.625% 2008                                                        125          133,968
Hyatt Equities, LLC 6.875% 2007 (3)                                                                   125          133,266
Gannett Co., Inc. 4.95% 2005                                                                          125          127,099
Carnival Corp. 3.75% 2007                                                                             125          124,245
Cox Communications, Inc. 4.625% 2013                                                                  125          116,554
                                                                                                                 7,807,413

TELECOMMUNICATION SERVICES -- 7.42%
Sprint Capital Corp. 4.78% 2006                                                                       500          511,877
Sprint Capital Corp. 6.375% 2009                                                                      500          534,833
Sprint Capital Corp. 7.625% 2011                                                                      350          393,555
Sprint Capital Corp. 8.375% 2012                                                                      125          146,666
AT&T Corp. 6.00% 2009                                                                                 250          238,224
AT&T Corp. 8.05% 2011 (4)                                                                             450          465,799
France Telecom 8.75% 2011 (4)                                                                         400          467,309
AT&T Wireless Services, Inc. 7.875% 2011                                                              200          230,169
AT&T Wireless Services, Inc. 8.125% 2012                                                              200          234,349
Verizon Wireless Capital LLC and Cellco Partnership 5.375% 2006                                       250          261,252
Qwest Services Corp. 14.00% 2010 (3)                                                                  176          207,020
British Telecommunications PLC 8.375% 2010 (4)                                                        125          147,511
Koninklijke KPN NV 8.00% 2010                                                                         125          145,582
Vodafone Group PLC 7.75% 2010                                                                         125          144,316
TELUS Corp. 8.00% 2011                                                                                125          142,943
Telecom Italia SpA, Series B, 5.25% 2013 (3)                                                          125          122,999
                                                                                                                 4,394,404

INDUSTRIALS -- 6.98%
John Deere Capital Corp. 3.90% 2008                                                                   125          125,550
Deere & Co. 8.95% 2019                                                                                370          438,745
Northwest Airlines Trust 9.25% 2012 (5)                                                               145          145,077
Northwest Airlines, Inc., Series 1999-3, Class G, 7.935% 2020 (5)                                     202          217,283
Northwest Airlines, Inc., Series 2001-1, Class A-1, 7.041% 2023                                       192          185,800
Continental Airlines, Inc., Series 2001-1, Class A-2, 6.503% 2011                                     300          279,214
Continental Airlines, Inc., Series 2000-1, Class A-1, 8.048% 2022 (5)                                 212          207,489
Delta Air Lines, Inc., Series 2003-1, Class G, AMBAC insured, 2.41% 2009 (4),(5)                      227          228,389
Delta Air Lines, Inc., Series 2000-1, Class A-2, 7.57% 2012                                           200          180,983
Hutchison Whampoa International Ltd. 7.00% 2011 (3)                                                   375          402,412
Bombardier Inc. 6.30% 2014 (3)                                                                        375          324,244
Cendant Corp. 7.375% 2013                                                                             250          283,581
BAE SYSTEMS 2001 Asset Trust, Series 2001, Class G, MBIA insured, 6.664%
   2013 (3),(5)                                                                                       252          272,540
General Electric Capital Corp., Series A, 5.375% 2007                                                 125          131,567
General Electric Capital Corp., Series A, 6.00% 2012                                                  125          133,663
Tyco International Group SA 6.375% 2011                                                               200          215,222
America West Airlines, Inc., Series 2000-1, Class G, AMBAC insured,
   8.057% 2022 (5)                                                                                    127          138,953
Union Pacific Railroad Co. Pass Through Trust, Series 2003-1, 4.698% 2024 (5)                         125          117,409
Southern Capital Corp. Pass Through Trust, Series 2002-1, Class G, MBIA insured,
   5.70% 2023 (3),(5)                                                                                  97           99,737
Jet Equipment Trust, Series 1994-A, 11.79% 2013 (3),(6)                                               750            7,500
                                                                                                                 4,135,358

UTILITIES -- 5.06%
Commonwealth Edison Co., Series 99, 3.70% 2008                                                        125          124,409
Exelon Generation Co., LLC 6.95% 2011                                                                 300          331,760
Midwest Generation, LLC, Series B, 8.56% 2016 (5)                                                     100          104,063
Homer City Funding LLC 8.734% 2026 (5)                                                                300          326,820
Duke Capital Corp. 7.50% 2009                                                                         250          280,530
Duke Capital Corp. 6.25% 2013                                                                         125          130,717
FPL Energy American Wind, LLC 6.639% 2023 (3),(5)                                                     285          293,415
Reliant Energy Resources Corp. 7.75% 2011                                                             250          285,344
NiSource Finance Corp. 7.625% 2005                                                                    250          264,550
AES Ironwood, LLC 8.857% 2025 (5)                                                                     242          256,491
Constellation Energy Group, Inc. 6.125% 2009                                                          200          213,508
Progress Energy, Inc. 6.05% 2007                                                                      125          132,068
Virginia Electric and Power Co., Series 2002-A, 5.375% 2007                                           125          130,558
PSEG Power LLC 3.75% 2009                                                                             125          120,351
                                                                                                                 2,994,584

MATERIALS -- 4.45%
Norske Skogindustrier ASA 7.625% 2011 (3)                                                             300          332,717
Norske Skogindustrier ASA 6.125% 2015 (3)                                                             200          198,764
Weyerhaeuser Co. 6.75% 2012                                                                           375          410,613
Packaging Corp. of America 5.75% 2013                                                                 375          376,957
Georgia-Pacific Corp. 7.50% 2006                                                                      353          375,063
Dow Chemical Pass Through Trust, Series 2004, 4.027% 2009 (3)                                         375          360,320
Equistar Chemicals, LP 8.75% 2009                                                                     250          259,375
Phelps Dodge Corp. 6.125% 2034                                                                        125          117,847
Corporacion Nacional del Cobre de Chile 6.375% 2012 (3)                                               100          107,735
Scotia Pacific Co. LLC, Series B, Class A-1, 6.55% 2028 (5)                                            96           93,054
                                                                                                                 2,632,445

MUNICIPALS -- 2.41%
State of New Jersey, Tobacco Settlement Fncg. Corp., Tobacco Settlement
   Asset-backed Bonds, Series 2003, 4.375% 2019                                                       300          285,489
State of New Jersey, Tobacco Settlement Fncg. Corp., Tobacco Settlement
   Asset-backed Bonds, Series 2003, 6.125% 2024                                                       125          115,680
State of New Jersey, Tobacco Settlement Fncg. Corp., Tobacco Settlement
   Asset-backed Bonds, Series 2002, 5.75% 2032                                                        120          105,214
State of California, Golden State Tobacco Securitization Corp., Tobacco
   Settlement Asset-backed Bonds, Series 2003-A1, 6.25% 2033                                          325          294,743
State of Wisconsin, Badger Tobacco Asset Securitization Corp., Tobacco
   Settlement Asset-backed Bonds, 6.125% 2027                                                         290          267,905
State of South Dakota, Educational Enhancement Funding Corp. Tobacco Settlement
   Asset-backed Bonds, Series 2002-A, Class A, 6.72% 2025 (5)                                         183          172,105
State of North Carolina, Eastern Municipal Power Agcy., Power System Rev. Ref.
   Bonds, Federally Taxable, Series 2003-E, 5.55% 2014                                                125          121,471
State of Louisiana, Tobacco Settlement Financing Corp., Tobacco Settlement
   Asset-backed Bonds, Series 2001-A, Class A, 6.36% 2025 (5)                                          67           65,350
                                                                                                                 1,427,957

HEALTH CARE -- 2.30%
Columbia/HCA Healthcare Corp. 7.00% 2007                                                              260          277,552
HCA Inc. 5.25% 2008                                                                                   300          301,507
HCA - The Healthcare Co. 8.75% 2010                                                                   125          144,179
HCA Inc. 6.95% 2012                                                                                   215          226,840
Health Net, Inc. 8.375% 2011                                                                          125          147,370
Humana Inc. 7.25% 2006                                                                                125          133,901
UnitedHealth Group Inc. 5.20% 2007                                                                    125          130,389
                                                                                                                 1,361,738

INFORMATION TECHNOLOGY -- 1.57%
Electronic Data Systems Corp. 7.125% 2009                                                             400          418,231
Electronic Data Systems Corp., Series B, 6.00% 2013 (4)                                               125          120,711
Motorola, Inc. 8.00% 2011                                                                             225          261,540
Jabil Circuit, Inc. 5.875% 2010                                                                       125          129,532
                                                                                                                   930,014

CONSUMER STAPLES -- 0.92%
Delhaize America, Inc. 8.125% 2011                                                                    250          278,434
SUPERVALU INC 7.50% 2012                                                                              125          141,385
CVS Corp. 6.117% 2013 (3),(5)                                                                         118          124,481
                                                                                                                   544,300

ENERGY -- 0.45%
Ras Laffan Liquefied Natural Gas Co. Ltd. 3.437% 2009 (3),(5)                                         270          264,920


NON-U.S. GOVERNMENT OBLIGATIONS -- 0.30%
United Mexican States Government Eurobonds 11.375% 2016                                               125          177,500



TOTAL BONDS AND NOTES (cost: $52,799,633)                                                                       53,840,341




                                                                                                Shares or
CONVERTIBLE SECURITIES -- 0.64%                                                          principal amount


TELECOMMUNICATION SERVICES -- 0.55%
Hellenic Exchangeable Finance SCA 2.00% exchangeable bonds 2005                            (euro) 250,000          328,807


CONSUMER DISCRETIONARY -- 0.09%
Ford Motor Co. Capital Trust II 6.50% cumulative convertible trust preferred 2032                   1,000 shares    53,450


TOTAL CONVERTIBLE SECURITIES (cost: $283,462)                                                                      382,257




PREFERRED STOCKS -- 3.58%                                                                          Shares


FINANCIALS -- 3.58%
BNP U.S. Funding LLC, Series A, 7.738% noncumulative preferred (3),(4)                            375,000          417,402
Fuji JGB Investment LLC, Series A, 9.87% noncumulative preferred (3),(4)                          360,000          416,417
ING Capital Funding Trust III 8.439% noncumulative preferred (4)                                  250,000          292,047
NB Capital Corp., Series A, 8.35% exchangeable preferred depositary shares                         10,000          275,000
Swire Pacific Capital Ltd. 8.84% cumulative guaranteed perpetual capital
   securities (3)                                                                                  10,000          260,000
BNP Paribas Capital Trust 9.003% noncumulative trust preferred (3),(4)                            150,000          182,560
DBS Capital Funding Corp., Series A, 7.657% noncumulative guaranteed preference
   shares (3),(4)                                                                                 125,000          141,254
Royal Bank of Scotland Group plc, Series 3 Preference Shares, 7.816%                              125,000          132,835


TOTAL PREFERRED STOCKS (cost: $1,857,785)                                                                        2,117,515










                                                                                         Principal amount
SHORT-TERM SECURITIES -- 3.24%                                                                      (000)     Market value


Gannett Co. 1.24% due 8/6/2004 (3)                                                                  1,000   $      999,793
General Electric Capital Corp. 1.33% due 8/2/2004                                                     920          919,898


TOTAL SHORT-TERM SECURITIES (cost: $1,919,691)                                                                   1,919,691


TOTAL INVESTMENT SECURITIES (cost: $56,860,571)                                                                 58,259,804
Other assets less liabilities                                                                                      965,250

NET ASSETS                                                                                                     $59,225,054



(1) Index-linked bond whose principal amount moves with a government retail price index.
(2) This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.
(3) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities was $8,657,251, which represented 14.62% of the net assets of the fund.
(4) Coupon rate may change periodically.
(5) Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturities are shorter than the stated maturities.
(6) Company not making scheduled interest payments; bankruptcy proceedings pending.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
at July 31, 2004                                                                        Growth and Income                 Bond
                                                                                                Portfolio            Portfolio

ASSETS:
 Investment securities at market
  (cost: $78,599,828 and $56,860,571, respectively)                                           $88,352,216          $58,259,804
 Cash                                                                                              60,144               56,414
 Receivables for:
  Sales of investments                                                                            790,788                  217
  Sales of funds' shares                                                                          950,000              950,000
  Dividends and interest                                                                          193,686              808,693
  Total assets                                                                                 90,346,834           60,075,128

LIABILITIES:
 Payables for:
  Purchases of investments                                                                        222,505              724,532
  Repurchases of funds' shares                                                                     18,567               61,049
  Investment advisory services                                                                     37,954               24,897
  Other fees and expenses                                                                          39,617               39,596
  Total liabilities                                                                               318,643              850,074
NET ASSETS AT JULY 31, 2004                                                                   $90,028,191          $59,225,054

NET ASSETS CONSIST OF:
 Capital paid in on shares of beneficial interest                                             $78,526,742          $58,682,743
 Undistributed (distributions in excess of) net investment income                                 146,581             (612,315)
 Accumulated net realized gain (loss)                                                           1,602,466             (244,451)
 Net unrealized appreciation                                                                    9,752,402            1,399,077
NET ASSETS AT JULY 31, 2004                                                                   $90,028,191          $59,225,054

Shares of beneficial interest issued and outstanding - unlimited shares authorized
Shares outstanding                                                                              6,385,726            3,543,074
Net asset value per share                                                                          $14.10               $16.72


See Notes to Financial Statements


STATEMENT OF OPERATIONS
for the year ended July 31, 2004
                                                                                        Growth and Income                 Bond
INVESTMENT INCOME:                                                                              Portfolio            Portfolio
 Income:
  Dividends (net of non-U.S. withholding
            tax of $22,833 on Growth and Income Portfolio)                                     $1,564,020              $51,750
  Interest                                                                                        217,112            3,295,434
  Total income                                                                                  1,781,132            3,347,184
 Fees and expenses:
  Investment advisory services                                                                    429,224              297,456
  Transfer agent services                                                                             391                  352
  Reports to shareholders                                                                          15,366               15,366
  Registration statement and prospectus                                                            19,328               14,771
  Trustees' travel expenses                                                                        15,817               15,817
  Auditing                                                                                         43,550               43,550
  Legal                                                                                            15,277               15,277
  Custodian                                                                                         1,285                  876
  Federal taxes                                                                                         -                  350
  Other                                                                                            11,023               11,009
  Total expenses                                                                                  551,261              414,824
 Net investment income                                                                          1,229,871            2,932,360

NET REALIZED GAIN AND UNREALIZED
 APPRECIATION (DEPRECIATION) ON INVESTMENTS
 AND NON-U.S. CURRENCY:
 Net realized gain on:
  Investments                                                                                   3,551,261            1,425,081
  Non-U.S. currency transactions                                                                   81,464                1,018
                                                                                                3,632,725            1,426,099
 Net unrealized appreciation (depreciation) on:
  Investments                                                                                   5,608,920             (672,086)
  Non-U.S. currency translations                                                                      151               (1,125)
                                                                                                5,609,071             (673,211)
   Net realized gain and
    unrealized appreciation (depreciation)
    on investments and non-U.S. currency                                                        9,241,796              752,888
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS                                                                              $10,471,667           $3,685,248



See Notes to Financial Statements




GROWTH AND INCOME PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                                                                       Year ended July 31
                                                                                                     2004                 2003
OPERATIONS:
 Net investment income                                                                         $1,229,871           $1,257,310
 Net realized gain (loss) on investments and
  non-U.S. currency transactions                                                                3,632,725           (1,290,096)
 Net unrealized appreciation
  on investments and non-U.S. currency translations                                             5,609,071            7,356,609
  Net increase in net assets
   resulting from operations                                                                   10,471,667            7,323,823

DIVIDENDS PAID TO SHAREHOLDERS
 FROM NET INVESTMENT INCOME:                                                                   (1,232,643)          (1,157,157)

CAPITAL SHARE TRANSACTIONS                                                                      4,876,726            6,729,168

TOTAL INCREASE IN NET ASSETS                                                                   14,115,750           12,895,834

NET ASSETS:
 Beginning of period                                                                           75,912,441           63,016,607
 End of period (including undistributed net investment
  income: $146,581 and $152,165, respectively)                                                $90,028,191          $75,912,441


See Notes to Financial Statements




BOND PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                                                                       Year ended July 31
                                                                                                     2004                 2003
OPERATIONS:
 Net investment income                                                                         $2,932,360           $2,964,984
 Net realized gain (loss) on investments and
  non-U.S. currency transactions                                                                1,426,099             (573,130)
 Net unrealized (depreciation) appreciation
  on investments and non-U.S. currency translations                                              (673,211)           3,036,755
  Net increase in net assets
   resulting from operations                                                                    3,685,248            5,428,609


DIVIDENDS PAID TO SHAREHOLDERS FROM NET
 INVESTMENT INCOME                                                                             (3,167,410)          (3,360,728)

CAPITAL SHARE TRANSACTIONS                                                                       (210,166)           6,719,202

TOTAL INCREASE IN NET ASSETS                                                                      307,672            8,787,083

NET ASSETS:
 Beginning of period                                                                           58,917,382           50,130,299
 End of period (including
  distributions in excess of net investment
  income: $612,315 and $587,414, respectively)                                                $59,225,054          $58,917,382


See Notes to Financial Statements



NOTES TO FINANCIAL STATEMENTS


1.       ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - ENDOWMENTS (the "trust") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company and has initially issued two series of shares, Growth and Income Portfolio and Bond Portfolio (the "funds"). Growth and Income Portfolio seeks to provide long-term growth of principal, with income and preservation of capital as secondary objectives, primarily through investments in common stocks. Bond Portfolio seeks to provide as high a level of current income as is consistent with the preservation of capital through investments in fixed-income securities.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the trust:

          SECURITY VALUATION - Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities are valued at prices obtained from an independent pricing service, when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Securities and other assets for which representative market quotations are not readily available are fair valued as determined in good faith by authority of the trust's Board of Trustees. Various factors may be reviewed in order to make a good faith determination of a security's fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions.

          SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

          DIVIDENDS  AND   DISTRIBUTIONS   TO   SHAREHOLDERS   -  Dividends  and
          distributions paid to shareholders are recorded on the ex-dividend date.

          NON-U.S. CURRENCY TRANSLATION - Assets and liabilities, including investment securities, denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rates in effect at the end of the reporting period. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. In the accompanying financial statements, the effects of changes in non-U.S. exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in non-U.S. currencies are disclosed separately.

          MORTGAGE DOLLAR ROLLS - Bond Portfolio may enter into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Each mortgage dollar roll is treated as a financing transaction, therefore, any gain or loss is considered unrealized until the roll reaches completion. Risks may arise due to the delayed payment date and the potential inability of counterparties to complete the transaction. Income is generated as consideration for entering into these transactions and is included in interest income in the accompanying financial statements.

2.       NON-U.S. INVESTMENTS

INVESTMENT RISK - The risks of investing in securities of non-U.S. issuers may include, but are not limited to, investment and repatriation restrictions; revaluation of currencies; adverse political, social and economic developments; government involvement in the private sector; limited and less reliable investor information; lack of liquidity; certain local tax law considerations; and limited regulation of the securities markets.

TAXATION - Dividend and interest income is recorded net of non-U.S. taxes paid.

 3.      FEDERAL INCOME TAXATION AND DISTRIBUTIONS

The funds comply with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intend to distribute substantially all of their net taxable income and net capital gains each year. The funds are not subject to income taxes to the extent such distributions are made.

DISTRIBUTIONS - Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses; short-term capital gains and losses; unrealized appreciation of certain investments in non-U.S. securities; cost of investments sold; paydowns on investments; net capital losses; and amortization of premiums. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds. As of July 31, 2004, the cost of investment securities for federal income tax purposes was $78,600,762 and $57,879,233 for Growth and Income Portfolio and Bond Portfolio, respectively.

During the fiscal year ended July 31, 2004, the Growth and Income Portfolio reclassified $2,812 from undistributed net investment income to undistributed net realized gains and the Bond Portfolio reclassified $209,799 from undistributed net realized gains and $350 from additional paid in capital to undistributed net investment income to align financial reporting with tax reporting.

As of July 31, 2004, the components of distributable earnings on a tax basis were as follows:

                                                                       Growth and Income
                                                                               Portfolio           Bond Portfolio
Undistributed net investment income and currency gains and losses               $147,515                 $421,614
Undistributed long-term capital gains                                          1,602,466                        -
Short-term capital loss deferrals expiring in 2011                                     -                 (244,451)
Gross unrealized appreciation on investment securities                        11,118,430                1,743,728
Gross unrealized depreciation on investment securities                        (1,366,976)              (1,363,157)
Net unrealized appreciation of investment securities                           9,751,454                  380,571

The numbers above reflect the utilization of the remaining capital loss carryforward of $1,669,659 for Growth and Income Portfolio, and $1,069,204 of the capital loss carryforward for Bond Portfolio. The remaining capital loss carryforward for Bond Portfolio will be used to offset any capital gains realized by the fund in future years through the expiration date. The funds will not make distributions from capital gains while a capital loss carryforward remains in that fund. Also included above are capital losses of $363,413 and $147,097 for Growth and Income Portfolio and Bond Portfolio, respectively, that were realized during the period November 1, 2002 through July 31, 2003. During the year ended July 31, 2004, the funds realized, on a tax basis, net capital gains of $3,635,537 and $1,216,301 for Growth and Income Portfolio and Bond Portfolio, respectively.

4.       FEES AND TRANSACTIONS WITH RELATED PARTIES

Capital Research and Management Company ("CRMC"), the funds' investment adviser, is the parent company of American Funds Service Company ("AFS"), the funds' transfer agent.

INVESTMENT ADVISORY SERVICES - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on an annual rate of 0.50% on the first $150 million of daily net assets and 0.40% on such assets in excess of $150 million.

The Investment Advisory and Service Agreement provides for a fee reduction to the extent that annual operating expenses exceed 0.75% of the average daily net assets of the funds. Expenses related to interest, taxes, brokerage commissions, transaction costs and extraordinary items are not subject to these limitations. For the year ended July 31, 2004, no such fee reduction was required.

TRANSFER AGENT SERVICES - The funds have transfer agent agreements with AFS. Under this agreement, the funds compensate AFS for transfer agent services including shareholder recordkeeping and communications.

AFFILIATED OFFICERS AND TRUSTEES - Officers and certain Trustees of the trust are or may be considered to be affiliated with CRMC and AFS. No affiliated or unaffiliated officers or Trustees received any compensation directly from the trust. The unaffiliated Trustees were reimbursed by the trust for expenses incurred while traveling to fund meetings. Beginning August 1, 2004, unaffiliated Trustees will also receive compensation from the trust for their services.

5.       CAPITAL SHARE TRANSACTIONS

Capital share transactions in the fund were as follows:

                                                               Reinvestments                                        Net increase
                                           Sales                 dividends                Repurchases                (decrease)
                                     Amount     Shares        Amount   Shares          Amount     Shares          Amount    Shares
YEAR ENDED JULY 31, 2004
Growth and Income Portfolio    $ 11,072,274    797,740     $ 954,392   69,102    $ (7,149,940)  (519,826)    $ 4,876,726   347,016
Bond Portfolio                    8,137,204    482,260     2,552,116  152,086     (10,899,486)  (646,832)       (210,166)  (12,486)

YEAR ENDED JULY 31, 2003
Growth and Income Portfolio    $ 13,694,059  1,211,024     $ 905,266   79,171    $ (7,870,157)  (677,750)    $ 6,729,168   612,445
Bond Portfolio                    9,585,024    581,137     2,669,682  162,452      (5,535,504)  (335,102)      6,719,202   408,487



6.       INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

Growth and Income Portfolio and Bond Portfolio made purchases of investment securities of $24,596,506 and $20,919,072 and sales of investment securities of $25,018,962 and $22,902,575, respectively, during the year ended July 31, 2004. Short-term securities transactions were excluded.

The funds receive a reduction in their custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the year ended July 31, 2004, the custodian fees of $1,285 and $876 for Growth and Income Portfolio and Bond Portfolio, respectively, were offset by this reduction, rather than paid in cash.



FINANCIAL HIGHLIGHTS

                                                                       Income (loss) from investment operations(1)
                                                                                               Net
                                                        Net asset                   gains (losses)
                                                           value,            Net     on securities       Total from
                                                        beginning     investment    (both realized       investment
GROWTH AND INCOME PORTFOLIO                               of year         income    and unrealized)      operations
 Year ended 7/31/2004                                      $12.57           $.20             $1.53            $1.73
 Year ended 7/31/2003                                       11.61            .22               .94             1.16
 Year ended 7/31/2002                                       13.11            .23             (1.33)           (1.10)
 Year ended 7/31/2001                                       11.94            .30              1.81             2.11
 Year ended 7/31/2000                                       13.91            .37              (.89)            (.52)


                                                                         Income from investment operations(1)
                                                                                               Net
                                                        Net asset                   gains (losses)
                                                           value,            Net     on securities       Total from
                                                        beginning     investment    (both realized       investment
BOND PORTFOLIO                                            of year         income    and unrealized)      operations
 Year ended 7/31/2004                                      $16.57           $.83              $.22            $1.05
 Year ended 7/31/2003                                       15.93            .89               .77             1.66
 Year ended 7/31/2002                                       16.56            .99              (.53)             .46
 Year ended 7/31/2001                                       15.79           1.16               .77             1.93
 Year ended 7/31/2000                                       16.17           1.16              (.37)             .79




                                                           Dividends and distributions

                                                         Dividends
                                                         (from net  Distributions             Total       Net asset
                                                        investment  (from capital     dividends and      value, end
GROWTH AND INCOME PORTFOLIO                                income)         gains)     distributions         of year
 Year ended 7/31/2004                                       ($.20)           $ -             ($.20)          $14.10
 Year ended 7/31/2003                                        (.20)             -              (.20)           12.57
 Year ended 7/31/2002                                        (.24)          (.16)             (.40)           11.61
 Year ended 7/31/2001                                        (.34)          (.60)             (.94)           13.11
 Year ended 7/31/2000                                        (.34)         (1.11)            (1.45)           11.94


                                                                       Dividends and distributions

                                                         Dividends
                                                         (from net Distributions              Total       Net asset
                                                        investment (from capital      dividends and      value, end
BOND PORTFOLIO                                             income)        gains)      distributions         of year
 Year ended 7/31/2004                                       ($.90)           $ -             ($.90)          $16.72
 Year ended 7/31/2003                                       (1.02)             -             (1.02)           16.57
 Year ended 7/31/2002                                       (1.09)             -             (1.09)           15.93
 Year ended 7/31/2001                                       (1.16)             -             (1.16)           16.56
 Year ended 7/31/2000                                       (1.16)          (.01)            (1.17)           15.79



                                                                                   Ratio of        Ratio of
                                                                   Net assets,      expenses      net income      Portfolio
                                                          Total    end of year    to average      to average       turnover
GROWTH AND INCOME PORTFOLIO                              return   (in millions)   net assets      net assets           rate
 Year ended 7/31/2004                                    13.81%            $90          .64%           1.43%            32%
 Year ended 7/31/2003                                     10.18             76           .68            1.88             29
 Year ended 7/31/2002                                     (8.60)            63           .66            1.81             50
 Year ended 7/31/2001                                     18.23             61           .71            2.32             49
 Year ended 7/31/2000                                     (3.31)            50           .73            3.03             60




                                                                                   Ratio of        Ratio of
                                                                   Net assets,      expenses      net income      Portfolio
                                                          Total    end of year    to average      to average       turnover
BOND PORTFOLIO                                           return   (in millions)   net assets      net assets           rate
 Year ended 7/31/2004                                     6.37%            $59          .70%           4.93%            36%
 Year ended 7/31/2003                                     10.64             59           .71            5.38             25
 Year ended 7/31/2002                                      2.82             50           .70            6.07             70
 Year ended 7/31/2001                                     12.67             46           .75 (2)        7.18             48
 Year ended 7/31/2000                                      5.13             32           .75 (2)        7.31             59


(1) Year ended 2000 is based on shares outstanding on the last day of the year; all other years are based on average shares outstanding.
(2) Had CRMC not waived fees for investment advisory services, the fund's expense ratio would have been 0.79% and 0.86% for the fiscal years ended 2001 and 2000, respectively.

See Notes to Financial Statements


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM REPORT

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF ENDOWMENTS:

We have audited the accompanying statement of assets and liabilities of ENDOWMENTS (the "trust"), comprising, respectively, the Growth and Income Portfolio and the Bond Portfolio, including the investment portfolio, as of July 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting ENDOWMENTS as of July 31, 2004, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP
Los Angeles, California
September 14, 2004




TAX INFORMATION (unaudited)

We are required to advise you within 60 days of the trust's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The information below is provided for the Growth and Income Portfolio and Bond Portfolio fiscal year ending July 31, 2004.

Individual shareholders are eligible for reduced tax rates on qualified dividend income. For purposes of computing the dividends eligible for reduced tax rates, all of the dividends paid by the Growth and Income Portfolio from ordinary income earned during the fiscal year are considered qualified dividend income. Bond Portfolio paid out dividends of $23,000 from ordinary income earned during the fiscal year that are considered qualified dividend income.

Corporate shareholders may exclude up to 70% of qualifying dividends. For purposes of computing this exclusion, all of the dividends paid by the Growth and Income Portfolio from ordinary income earned during the fiscal year represent qualifying dividends and $23,000 of the dividends paid by Bond Portfolio from ordinary income.

Certain states may exempt from income taxation that portion of dividends paid by the funds from ordinary income that was derived from direct U.S. government obligations. For purposes of computing this exclusion, $20,000 and $556,000 of the dividends paid from ordinary income earned by Growth and Income Portfolio and Bond Portfolio, respectively, during the fiscal year were derived from interest on direct U.S. government obligations.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

SINCE THE INFORMATION ABOVE IS REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 2005 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 2004 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.